UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2013

Date of reporting period: May 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Value Fund

May 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 16, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2013.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”)) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETF”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

Investment Results

The table on page 5 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), for the six- and 12-month periods ended May 31, 2013.

All share classes of the Fund outperformed the benchmark for both the six- and 12-month periods. For the six-month period, security selection was additive to relative returns, particularly in the technology, consumer cyclicals and medical sectors. Sector selection detracted, particularly an overweight in the industrial commodities sector.

For the 12-month period, security selection drove outperformance, particularly in the medical, capital equipment and energy sectors. Sector selection was also positive, owing to overweights in the finance and capital equipment sectors. In contrast, an overweight in technology hurt returns.

Derivatives were used to implement active currency management. Futures were used for investment purposes,

which had no material impact on

performance for both periods; currencies, for hedging and investment purposes, which added to performance for both periods; purchased and written options for hedging purposes, which had no material impact on performance for both periods.

Market Review and Investment Strategy

Global equities surged in the 12-month period ending May 31, 2013 as Central Bank action and U.S. growth hopes drove a liquidity driven rally that supported risk assets. In Europe, the European Central Bank said it would buy euro-government bonds of indebted nations in order to stabilize the currency union. Across the Atlantic, the U.S. Federal Reserve (the “Fed”) announced an open-ended mortgage bond–buying program and pledged to extend the near-zero benchmark interest rate until the middle of 2015. However, optimism faded in May amid growing expectations that the Fed could begin to wind back its quantitative easing program at the end of 2013.

The Fund is focused on attractively valued opportunities, which the Global Value Senior Investment Management Team (the “Team”) believes are widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation, strong balance sheets and whose stocks are trading at deep valuation discounts.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Markets Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund*
Class A	18.97%	31.97%

Class B**	18.45%	30.95%

Class C	18.62%	31.08%

Advisor Class†	19.19%	32.47%

Class R†	18.96%	31.80%

Class K†	19.02%	32.13%

Class I†	19.26%	32.60%

MSCI World Index (net)	13.26%	27.77%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the six- and 12-month periods ended May 31, 2013 by 0.54%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2013
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	31.97%	26.45%
5 Years	-5.16%	-5.98%
10 Years	4.37%	3.92%

Class B Shares
1 Year	30.95%	26.95%
5 Years	-5.92%	-5.92%
10 Years(a)	3.75%	3.75%

Class C Shares
1 Year	31.08%	30.08%
5 Years	-5.84%	-5.84%
10 Years	3.63%	3.63%

Advisor Class Shares†
1 Year	32.47%	32.47%
5 Years	-4.87%	-4.87%
10 Years	4.70%	4.70%

Class R Shares†
1 Year	31.80%	31.80%
5 Years	-5.38%	-5.38%
Since Inception*	0.32%	0.32%

Class K Shares†
1 Year	32.13%	32.13%
5 Years	-5.12%	-5.12%
Since Inception*	0.57%	0.57%

Class I Shares†
1 Year	32.60%	32.60%
5 Years	-4.76%	-4.76%
Since Inception*	0.96%	0.96%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios including interest expense as 2.16%, 2.96%, 2.89%, 1.85%, 2.35%, 2.11% and 1.43% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. If interest expenses were excluded, net expenses would be 2.15%, 2.95%, 2.88%, 1.84%, 2.34%, 2.10%, 1.43%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2013)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	17.41%
5 Years	-4.37%
10 Years	3.52%

Class B Shares
1 Year	17.71%
5 Years	-4.31%
10 Years(a)	3.35%

Class C Shares
1 Year	20.88%
5 Years	-4.23%
10 Years	3.24%

Advisor Class Shares†
1 Year	23.11%
5 Years	-3.23%
10 Years	4.30%

Class R Shares†
1 Year	22.33%
5 Years	-3.75%
Since Inception*	0.02%

Class K Shares†
1 Year	22.67%
5 Years	-3.50%
Since Inception*	0.26%

Class I Shares†
1 Year	23.21%
5 Years	-3.12%
Since Inception*	0.66%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,189.70	$12.17	2.23%
Hypothetical**	$1,000	$1,013.81	$11.20	2.23%
Class B
Actual	$1,000	$1,184.50	$16.34	3.00%
Hypothetical**	$1,000	$1,009.97	$15.03	3.00%
Class C
Actual	$1,000	$1,186.20	$16.08	2.95%
Hypothetical**	$1,000	$1,010.22	$14.78	2.95%
Advisor Class
Actual	$1,000	$1,191.90	$10.55	1.93%
Hypothetical**	$1,000	$1,015.31	$9.70	1.93%
Class R
Actual	$1,000	$1,189.60	$13.59	2.49%
Hypothetical**	$1,000	$1,012.52	$12.49	2.49%
Class K
Actual	$1,000	$1,190.20	$11.79	2.16%
Hypothetical**	$1,000	$1,014.16	$10.85	2.16%
Class I
Actual	$1,000	$1,192.60	$10.06	1.84%
Hypothetical**	$1,000	$1,015.76	$9.25	1.84%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Expense Example

PORTFOLIO SUMMARY

May 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $42.7

*	All data are as of May 31, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Australia, China, Denmark, Hong Kong, Israel and Norway.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Hewlett-Packard Co.	$870,329	2.0%
WellPoint, Inc.	769,700	1.8
Citigroup, Inc.	713,823	1.7
Pfizer, Inc.	685,924	1.6
BP PLC	661,831	1.6
Capital One Financial Corp.	647,686	1.5
ING Groep NV	633,613	1.5
Societe Generale SA	626,429	1.5
Viacom, Inc. – Class B	609,944	1.4
Kroger Co. (The)	594,410	1.4
	$6,813,689	16.0%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 19.0%
Capital Markets – 0.2%
Macquarie Group Ltd.	1,890	$77,068

Commercial Banks – 8.8%
Banco do Brasil SA	24,000	281,931
Bank Hapoalim BM(a)	13,082	60,533
Bank of Montreal	6,210	367,598
CIT Group, Inc.(a)	10,762	495,913
KB Financial Group, Inc.	9,080	294,727
Mitsubishi UFJ Financial Group, Inc.	68,100	395,219
Sberbank of Russia (Sponsored ADR)	20,885	255,632
Societe Generale SA(b)	15,707	626,429
Sumitomo Mitsui Financial Group, Inc.	6,900	272,410
Toronto-Dominion Bank (The)	1,950	157,975
Wells Fargo & Co.	13,440	544,992

		3,753,359

Consumer Finance – 1.5%
Capital One Financial Corp.	10,630	647,686

Diversified Financial Services – 5.0%
Bank of America Corp.	43,440	593,390
Citigroup, Inc.	13,730	713,823
ING Groep NV(a)	67,950	633,613
ORIX Corp.	15,900	210,865

		2,151,691

Insurance – 2.5%
Aegon NV	50,250	342,845
Fidelity National Financial, Inc. – Class A	8,630	227,055
Muenchener Rueckversicherungs AG	1,400	261,135
PartnerRe Ltd.	2,430	220,280

		1,051,315

Real Estate Investment Trusts (REITs) – 0.4%
Stockland	56,620	196,356

Real Estate Management & Development – 0.6%
Evergrande Real Estate Group Ltd.(b)	329,000	131,232
New World Development Co., Ltd.	74,000	117,285

		248,517

		8,125,992

Consumer Discretionary – 16.2%
Auto Components – 1.6%
Cie Generale des Etablissements Michelin – Class B	5,080	443,333
Valeo SA	3,640	242,554

		685,887

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 4.1%
Ford Motor Co.	30,064	$471,403
Kia Motors Corp.	9,900	513,749
Mazda Motor Corp.(a)	72,000	276,974
Volkswagen AG (Preference Shares)	2,220	482,143

		1,744,269

Hotels, Restaurants & Leisure – 0.8%
MGM Resorts International(a)	24,180	366,811

Household Durables – 0.6%
Whirlpool Corp.	1,940	247,854

Media – 6.0%
Comcast Corp. – Class A	8,260	331,639
DIRECTV(a)	4,240	259,191
Gannett Co., Inc.	6,750	145,125
Regal Entertainment Group – Class A	11,820	209,214
Time Warner Cable, Inc. – Class A	6,100	582,611
Viacom, Inc. – Class B	9,257	609,944
Virgin Media, Inc.	8,420	418,137

		2,555,861

Multiline Retail – 0.7%
Macy’s, Inc.	6,540	316,144

Specialty Retail – 1.7%
GameStop Corp. – Class A(b)	4,760	157,842
TJX Cos., Inc.	5,790	293,032
Yamada Denki Co., Ltd.(b)	7,350	277,246

		728,120

Textiles, Apparel & Luxury Goods – 0.7%
Cie Financiere Richemont SA (SWX Europe)	3,230	285,600

		6,930,546

Information Technology – 14.1%
Communications Equipment – 1.8%
Cisco Systems, Inc.	16,690	401,895
Harris Corp.	6,920	346,900

		748,795

Computers & Peripherals – 3.4%
Apple, Inc.	750	337,260
Fujitsu Ltd.	61,000	252,520
Hewlett-Packard Co.	35,640	870,329

		1,460,109

Electronic Equipment, Instruments & Components – 2.5%
Arrow Electronics, Inc.(a)	8,340	331,599
Corning, Inc.	21,540	331,070
LG Display Co., Ltd.(a)	14,870	409,404

		1,072,073

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.5%
Amdocs Ltd.	5,840	$208,488

Semiconductors & Semiconductor Equipment – 4.7%
Applied Materials, Inc.	32,530	494,456
Lam Research Corp.(a)	7,040	329,331
Micron Technology, Inc.(a)	27,610	322,485
Samsung Electronics Co., Ltd.	440	592,838
Sumco Corp.	22,300	267,452

		2,006,562

Software – 1.2%
Microsoft Corp.	10,590	369,379
Nintendo Co., Ltd.	1,300	128,383

		497,762

		5,993,789

Health Care – 10.4%
Biotechnology – 1.4%
Actelion Ltd.(a)	4,880	291,492
Vertex Pharmaceuticals, Inc.(a)	3,970	318,831

		610,323

Health Care Equipment & Supplies – 0.7%
Medtronic, Inc.	6,000	306,060

Health Care Providers & Services – 2.6%
Aetna, Inc.	5,280	318,806
WellPoint, Inc.	10,000	769,700

		1,088,506

Pharmaceuticals – 5.7%
AstraZeneca PLC	6,380	326,428
Johnson & Johnson	6,580	553,904
Novartis AG	6,680	478,502
Pfizer, Inc.	25,190	685,924
Roche Holding AG	1,470	364,466

		2,409,224

		4,414,113

Materials – 9.5%
Chemicals – 4.6%
Arkema SA	3,020	310,668
Axiall Corp.	4,779	206,214
BASF SE	1,410	136,650
Huntsman Corp.	16,150	314,117
Johnson Matthey PLC	4,740	182,838
Koninklijke DSM NV	5,008	328,578
LyondellBasell Industries NV	7,130	475,214

		1,954,279

Containers & Packaging – 0.7%
Rock Tenn Co .– Class A	3,070	303,255

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 4.2%
Anglo American PLC	10,080	$230,956
Dowa Holdings Co., Ltd.	20,000	165,851
Goldcorp, Inc.	7,640	226,750
Kinross Gold Corp.	18,710	122,718
MMC Norilsk Nickel OJSC (ADR)	15,550	225,164
Rio Tinto PLC	11,380	486,048
Vale SA (Sponsored ADR) (Local Preference Shares)	25,950	349,806

		1,807,293

		4,064,827

Energy – 9.1%
Energy Equipment & Services – 1.9%
Halliburton Co.	7,490	313,456
Helix Energy Solutions Group, Inc.(a)	6,250	149,125
Seadrill Ltd.	8,640	349,442

		812,023

Oil, Gas & Consumable Fuels – 7.2%
BP PLC	92,600	661,831
Cameco Corp.	10,710	232,846
Cimarex Energy Co.	4,610	323,346
ENI SpA	16,720	380,238
Gazprom OAO (Sponsored ADR)	31,090	235,351
JX Holdings, Inc.	17,400	84,534
Marathon Petroleum Corp.	4,040	333,300
Petroleo Brasileiro SA (Sponsored ADR)	16,210	302,154
Valero Energy Corp.	12,481	507,103

		3,060,703

		3,872,726

Consumer Staples – 7.0%
Beverages – 1.2%
Asahi Group Holdings Ltd.	6,500	155,852
Constellation Brands, Inc. – Class A(a)	6,440	341,384

		497,236

Food & Staples Retailing – 2.6%
Koninklijke Ahold NV	19,300	312,929
Kroger Co. (The)	17,654	594,410
WM Morrison Supermarkets PLC	50,470	209,649

		1,116,988

Tobacco – 3.2%
Altria Group, Inc.	12,310	444,391
Imperial Tobacco Group PLC	13,240	475,114
Japan Tobacco, Inc.	13,400	456,042

		1,375,547

		2,989,771

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 7.0%
Aerospace & Defense – 2.8%
European Aeronautic Defence and Space Co. NV(b)	8,720	$502,103
General Dynamics Corp.	4,480	345,408
Zodiac Aerospace	2,590	341,175

		1,188,686

Airlines – 0.6%
Delta Air Lines, Inc.(a)	13,962	251,456

Electrical Equipment – 1.0%
Sumitomo Electric Industries Ltd.	36,100	431,832

Machinery – 1.9%
Illinois Tool Works, Inc.	4,000	280,520
Terex Corp.(a)	6,350	227,774
Timken Co.	5,360	304,234

		812,528

Road & Rail – 0.7%
East Japan Railway Co.	1,500	111,076
Tokyu Corp.	30,000	186,751

		297,827

		2,982,329

Telecommunication Services – 3.6%
Diversified Telecommunication Services – 2.4%
Nippon Telegraph & Telephone Corp.	11,800	581,976
TDC A/S	37,829	295,785
Vivendi SA	8,120	158,928

		1,036,689

Wireless Telecommunication Services – 1.2%
Vodafone Group PLC	176,072	510,276

		1,546,965

Utilities – 3.2%
Electric Utilities – 1.6%
Edison International	3,560	163,547
EDP - Energias de Portugal SA	114,020	367,700
Electricite de France SA(b)	7,660	173,821

		705,068

Gas Utilities – 0.4%
Snam SpA	31,640	150,049

Multi-Utilities – 1.2%
Centrica PLC	39,230	225,600
National Grid PLC	25,110	298,568

		524,168

		1,379,285

Total Common Stocks (cost $36,502,841)		42,300,343

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED - PUTS – 0.1%
Options on Equity Indices – 0.1%
S&P 500 Index Expiration: Sep 2013, Exercise Price: $ 1,450.00(a)(c) (Premiums Paid $106,268)	19	$27,265

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(d) (cost $192,039)	192,039	192,039

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $36,801,148)		42,519,647

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.3%
Investment Companies – 4.3%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $1,859,998)	1,859,998	1,859,998

Total Investments – 103.9% (cost $38,661,146)		44,379,645
Other assets less liabilities – (3.9)%		(1,675,618)

Net Assets – 100.0%		$42,704,027

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	4	June 2013	$137,533	$144,220	$6,687

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	JPY	256,700	USD	2,589	8/16/13	$33,028
BNP Paribas SA	KRW	1,807,901	USD	1,633	8/16/13	40,525
Deutsche Bank AG London	USD	1,695	SEK	11,100	8/16/13	(22,033)
Goldman Sachs Capital Markets LP	GBP	591	USD	916	8/16/13	18,510
Goldman Sachs Capital Markets LP	USD	534	NZD	628	8/16/13	(37,812)
Royal Bank of Canada	CAD	946	USD	930	8/16/13	19,196

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	AUD	1,689	USD	1,653	8/16/13	$45,293
Royal Bank of Scotland PLC	JPY	34,945	USD	357	8/16/13	8,524
Royal Bank of Scotland PLC	USD	534	AUD	519	8/16/13	(39,693)
Royal Bank of Scotland PLC	USD	529	GBP	346	8/16/13	(3,225)
State Street Bank & Trust Co.	AUD	205	USD	201	8/16/13	5,649
State Street Bank & Trust Co.	CHF	1,415	USD	1,474	8/16/13	(6,680)
State Street Bank & Trust Co.	EUR	1,376	USD	1,804	8/16/13	14,565
State Street Bank & Trust Co.	JPY	22,996	USD	225	8/16/13	(3,656)
State Street Bank & Trust Co.	USD	1,264	CHF	1,183	8/16/13	(26,224)
State Street Bank & Trust Co.	USD	581	EUR	450	8/16/13	3,661
State Street Bank & Trust Co.	USD	498	SEK	3,314	8/16/13	2,000
UBS AG	USD	1,205	AUD	1,170	8/16/13	(91,061)

						$(39,433)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	One contract relates to 100 shares.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

OJSC – Open Joint Stock Company

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $36,609,109)	$42,327,608	(a)
Affiliated issuers (cost $2,052,037 – including investment of cash collateral for securities loaned of $1,859,998)	2,052,037
Cash	10,950	(b)
Foreign currencies, at value (cost $154,639)	153,635
Dividends and interest receivable	216,652
Unrealized appreciation of forward currency exchange contracts	190,951
Receivable for shares of beneficial interest sold	9,330
Receivable for foreign currency transactions	18

Total assets	44,961,181

Liabilities
Payable for collateral received on securities loaned	1,859,998
Unrealized depreciation of forward currency exchange contracts	230,384
Advisory fee payable	29,367
Payable for investment securities purchased	15,293
Administrative fee payable	10,356
Distribution fee payable	8,951
Payable for shares of beneficial interest redeemed	8,101
Transfer Agent fee payable	6,360
Payable for variation margin on futures	1,170
Accrued expenses	87,174

Total liabilities	2,257,154

Net Assets	$42,704,027

Composition of Net Assets
Paid-in capital	$165,484,375
Distributions in excess of net investment income	(120,565)
Accumulated net realized loss on investment and foreign currency transactions	(128,342,006)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,682,223

	$42,704,027

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$15,122,404	1,582,787	$9.55	*

B	$1,351,747	145,454	$9.29

C	$3,181,834	340,945	$9.33

Advisor	$19,970,787	2,079,052	$9.61

R	$702,700	74,395	$9.45

K	$1,432,953	151,332	$9.47

I	$941,602	98,118	$9.60

(a)	Includes securities on loan with a value of $1,750,202 (see Note E).

(b)	An amount of $10,950 has been segregated to collateralize margin requirements for open futures outstanding at May 31, 2013.

*	The maximum offering price per share for Class A shares was $9.97 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $40,472)	$591,923
Affiliated issuers	595
Securities lending income	11,438	$603,956

Expenses
Advisory fee (see Note B)	159,608
Distribution fee—Class A	22,254
Distribution fee—Class B	7,480
Distribution fee—Class C	15,550
Distribution fee—Class R	1,768
Distribution fee—Class K	1,579
Transfer agency—Class A	15,522
Transfer agency—Class B	1,989
Transfer agency—Class C	3,453
Transfer agency—Advisor Class	21,341
Transfer agency—Class R	919
Transfer agency—Class K	1,263
Transfer agency—Class I	534
Custodian	61,236
Trustees’ fees	28,854
Registration fees	26,448
Administrative	23,855
Audit	23,055
Legal	21,459
Printing	13,604
Miscellaneous	8,512

Total expenses		460,283

Net investment income		143,673

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		1,803,179
Futures		11,650
Foreign currency transactions		513,007
Net change in unrealized appreciation/depreciation of:
Investments		4,998,829
Futures		3,579
Foreign currency denominated assets and liabilities		(141,800)

Net gain on investment and foreign currency transactions		7,188,444

Net Increase in Net Assets from Operations		$7,332,117

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$143,673	$561,222
Net realized gain (loss) on investment and foreign currency transactions	2,327,836	(5,083,243)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,860,608	8,237,184

Net increase in net assets from operations	7,332,117	3,715,163
Dividends to Shareholders from
Net investment income
Class A	(163,175)	(573,066)
Class B	(3,445)	(51,115)
Class C	(9,808)	(102,098)
Advisor Class	(291,548)	(1,026,845)
Class R	(6,205)	(35,464)
Class K	(13,240)	(34,008)
Class I	(12,780)	(934,280)
Transactions in Shares of Beneficial Interest
Net decrease	(5,066,873)	(47,158,237)

Total increase (decrease)	1,765,043	(46,199,950)
Net Assets
Beginning of period	40,938,984	87,138,934

End of period (including distributions in excess of net investment income of ($120,565) and undistributed net investment income of $235,963, respectively)	$42,704,027	$40,938,984

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following tables summarize the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$4,250,643		$3,875,349		$	– 0	–	$8,125,992
Consumer Discretionary	4,408,947		2,521,599			– 0	–	6,930,546
Information Technology	4,343,192		1,650,597			– 0	–	5,993,789
Health Care	2,953,225		1,460,888			– 0	–	4,414,113
Materials	2,223,238		1,841,589			– 0	–	4,064,827
Energy	2,396,681		1,476,045			– 0	–	3,872,726
Consumer Staples	1,380,185		1,609,586			– 0	–	2,989,771
Industrials	1,409,392		1,572,937			– 0	–	2,982,329
Telecommunication Services	– 0	–	1,546,965			– 0	–	1,546,965
Utilities	163,547		1,215,738			– 0	–	1,379,285
Options Purchased – Puts	– 0	–	27,265			– 0	–	27,265
Short-Term Investments	192,039		– 0	–		– 0	–	192,039
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,859,998		– 0	–		– 0	–	1,859,998

Total Investments in Securities	25,581,087		18,798,558	+		– 0	–	44,379,645
Other Financial Instruments* :
Assets:
Futures	– 0	–	6,687			– 0	–	6,687	#
Forward Currency Exchange Contracts	– 0	–	190,951			– 0	–	190,951
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(230,384)			– 0	–	(230,384)

Total^	$25,581,087		$18,765,812		$	– 0	–	$44,346,899

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2013, the reimbursement for such services amounted to $23,855.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $15,954 for the six months ended May 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $235 from the sale of Class A shares and received $156, $585 and $300 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 137	$6,847	$6,792	$192	$	– 0	–*

*	Amount is less than $500.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2013 amounted to $32,314, of which $0 and $181, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $64,035, $500,963, $177,411 and $49,537 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$13,713,640		$20,655,266
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and written options transactions) are as follows:

Gross unrealized appreciation	$7,307,540
Gross unrealized depreciation	(1,589,041)

Net unrealized appreciation	$5,718,499

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2013, the Fund held futures for non-hedging purposes.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended May 31, 2013, the Fund had no transactions in written options.

During the six months ended May 31, 2013, the Fund held purchased options for hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of May 31, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $132,396. If a trigger event had occurred at May 31, 2013, for those derivatives in a net liability position, an amount of $132,396 would be required to be posted by the Fund.

At May 31, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$6,687	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	190,951		Unrealized depreciation of forward currency exchange contracts	$230,384

Equity contracts	Investments in securities, at value	27,265

Total		$224,903			$230,384

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$11,650		$3,579

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	517,914		(136,056)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(79,003)

Total		$529,564		$(211,480)

The following table represents the volume of the Fund’s derivative transactions during the six months ended May 31, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,460,483
Average principal amount of sale contracts	$17,035,146

Futures
Average original value of buy contracts	$215,834

Purchased Options:
Average monthly cost	$106,268	(a)

(a)	Positions were open for five months during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2013, the Fund had securities on loan with a value of $1,750,202 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,859,998. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $11,438 and $476 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 1,155	$11,524	$10,819	$1,860	$	– 0 –	*

*	Amount is less than $500.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012

Class A
Shares sold	94,806	202,107	$854,053	$1,607,301

Shares issued in reinvestment of dividends	18,131	71,318	153,572	541,302

Shares converted from Class B	32,027	39,752	288,437	319,661

Shares redeemed	(279,487)	(760,050)	(2,487,696)	(6,072,841)

Net decrease	(134,523)	(446,873)	$(1,191,634)	$(3,604,577)

Class B
Shares sold	6,793	5,997	$57,017	$46,290

Shares issued in reinvestment of dividends	363	6,059	3,003	44,774

Shares converted to Class A	(32,871)	(40,927)	(288,437)	(319,661)

Shares redeemed	(21,328)	(64,335)	(185,143)	(500,743)

Net decrease	(47,043)	(93,206)	$(413,560)	$(729,340)

Class C
Shares sold	27,336	27,302	$243,200	$212,351

Shares issued in reinvestment of dividends	1,066	12,107	8,850	89,834

Shares redeemed	(69,035)	(217,855)	(602,157)	(1,686,801)

Net decrease	(40,633)	(178,446)	$(350,107)	$(1,384,616)

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012

Advisor Class
Shares sold	149,269	102,100	$1,337,704	$814,065

Shares issued in reinvestment of dividends	34,011	133,194	289,429	1,014,941

Shares redeemed	(523,866)	(2,435,434)	(4,689,822)	(19,523,673)

Net decrease	(340,586)	(2,200,140)	$(3,062,689)	$(17,694,667)

Class R
Shares sold	7,325	19,876	$65,336	$158,607

Shares issued in reinvestment of dividends	739	4,729	6,204	35,463

Shares redeemed	(22,040)	(79,495)	(191,409)	(607,933)

Net decrease	(13,976)	(54,890)	$(119,869)	$(413,863)

Class K
Shares sold	48,430	22,447	$432,820	$178,228

Shares issued in reinvestment of dividends	1,576	4,522	13,239	34,007

Shares redeemed	(21,381)	(35,602)	(186,853)	(285,684)

Net increase (decrease)	28,625	(8,633)	$259,206	$(73,449)

Class I
Shares sold	4,165	7,251	$37,217	$58,414

Shares issued in reinvestment of dividends	1,504	123,256	12,780	934,280

Shares redeemed	(27,946)	(3,001,052)	(238,217)	(24,250,419)

Net decrease	(22,277)	(2,870,545)	$(188,220)	$(23,257,725)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Notes to Financial Statements

currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,756,876	$5,941,871

Total taxable distributions	$2,756,876	$5,941,871

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$479,078
Accumulated capital and other losses	(130,080,126	)(a)
Unrealized appreciation/(depreciation)	(11,215	)(b)

Total accumulated earnings/(deficit)	$(129,612,263)

(a)	As of November 30, 2012, the Fund had a net capital loss carryforward of $130,080,126.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2012, the Fund had a net capital loss carryforward of $130,080,126 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 14,232,223	n/a	2016
97,859,382	n/a	2017
10,581,336	n/a	2018
2,611,262	n/a	2019
2,470,639	$ 2,325,284	No expiration

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.12	$ 7.98	$ 9.02	$ 8.88	$ 6.59	$ 16.19

Income From Investment Operations
Net investment income(a)	.03	.07	.09	.07	.13	(b)	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.50	.34	(.69)	.16	2.16	(8.37)

Net increase (decrease) in net asset value from operations	1.53	.41	(.60)	.23	2.29	(8.14)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.27)	(.44)	(.09)	– 0	–	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.10)	(.27)	(.44)	(.09)	– 0	–	(1.46)

Net asset value, end of period	$ 9.55	$ 8.12	$ 7.98	$ 9.02	$ 8.88	$ 6.59

Total Return
Total investment return based on net asset value(c)	18.97	%*	5.36%	(7.32	)%*	2.57	%*	34.75	%*	(55.16	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,122	$13,949	$17,280	$26,794	$47,523	$60,737
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.23	%(e)	2.16%	1.62%	1.59	%(f)	1.50%	1.40%
Expenses, before waivers/reimbursements(d)	2.23	%(e)	2.16%	1.62%	1.59	%(f)	1.51%	1.40%
Net investment income	.62	%(e)	.85%	.94%	.83	%(f)	1.84	%(b)	2.09%
Portfolio turnover rate	33%	52%	72%	61%	53%	54%

See footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012	2011	2010		2009		2008

Net asset value, beginning of period	$ 7.86		$ 7.70	$ 8.71	$ 8.59		$ 6.43		$ 15.84

Income From Investment Operations
Net investment income (loss)(a)	(.01)		.00 (g)	.01	.00	(g)	.06	(b)	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.46		.34	(.65)	.15		2.10		(8.21)

Net increase (decrease) in net asset value from operations	1.45		.34	(.64)	.15		2.16		(8.05)

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.18)	(.37)	(.03)		– 0 –		(.09)
Distributions from net realized gain on investment transactions	– 0 –		– 0 –	– 0 –	– 0 –		– 0 –		(1.27)

Total dividends and distributions	(.02)		(.18)	(.37)	(.03)		– 0 –		(1.36)

Net asset value, end of period	$ 9.29		$ 7.86	$ 7.70	$ 8.71		$ 8.59		$ 6.43

Total Return
Total investment return based on net asset value(c)	18.45	%*	4.58%	(7.99)%*	1.69	%*	33.59	%*	(55.49)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,352		$1,512	$2,201	$3,581		$5,556		$6,599
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	3.00	%(e)	2.96%	2.42%	2.38	%(f)	2.29%		2.14%
Expenses, before waivers/reimbursements(d)	3.00	%(e)	2.96%	2.42%	2.38	%(f)	2.31%		2.14%
Net investment income (loss)	(.21	)%(e)	.02%	.13%	.03	%(f)	.90	%(b)	1.32%
Portfolio turnover rate	33%		52%	72%	61%		53%		54%

See	footnote summary on page 46.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.89	$ 7.74	$ 8.75	$ 8.62	$ 6.45	$ 15.87

Income From Investment Operations
Net investment income (loss)(a)	(.00	)(g)	.01	.02	.01	.07	(b)	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.47	.33	(.66)	.15	2.10	(8.23)

Net increase (decrease) in net asset value from operations	1.47	.34	(.64)	.16	2.17	(8.06)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.19)	(.37)	(.03)	– 0	–	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.03)	(.19)	(.37)	(.03)	– 0	–	(1.36)

Net asset value, end of period	$ 9.33	$ 7.89	$ 7.74	$ 8.75	$ 8.62	$ 6.45

Total Return
Total investment return based on net asset value(c)	18.62	%*	4.58%	(7.95	)%*	1.80	%*	33.64	%*	(55.44	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,182	$3,012	$4,337	$6,355	$7,769	$8,835
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.95	%(e)	2.89%	2.35%	2.32	%(f)	2.23%	2.11%
Expenses, before waivers/reimbursements(d)	2.95	%(e)	2.89%	2.35%	2.32	%(f)	2.24%	2.11%
Net investment income (loss)	(.10	)%(e)	.12%	.22%	.12	%(f)	.94	%(b)	1.41%
Portfolio turnover rate	33%	52%	72%	61%	53%	54%

See	footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012	2011	2010		2009		2008

Net asset value, beginning of period	$ 8.18		$ 8.04	$ 9.09	$ 8.95		$ 6.63		$ 16.30

Income From Investment Operations
Net investment income(a)	.04		.09	.11	.10		.14	(b)	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.51		.35	(.68)	.16		2.18		(8.44)

Net increase (decrease) in net asset value from operations	1.55		.44	(.57)	.26		2.32		(8.14)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.30)	(.48)	(.12)		– 0 –		(.26)
Distributions from net realized gain on investment transactions	– 0 –		– 0 –	– 0 –	– 0 –		– 0 –		(1.27)

Total dividends and distributions	(.12)		(.30)	(.48)	(.12)		– 0 –		(1.53)

Net asset value, end of period	$ 9.61		$ 8.18	$ 8.04	$ 9.09		$ 8.95		$ 6.63

Total Return
Total investment return based on net asset value(c)	19.19	%*	5.72%	(7.01)%*	2.90	%*	34.99	%*	(55.00)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,971		$19,788	$37,161	$62,660		$96,246		$82,449
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.93	%(e)	1.85%	1.32%	1.29	%(f)	1.19%		1.09%
Expenses, before waivers/reimbursements(d)	1.93	%(e)	1.85%	1.32%	1.29	%(f)	1.19%		1.09%
Net investment income	.89	%(e)	1.13%	1.24%	1.13	%(f)	1.99	%(b)	2.48%
Portfolio turnover rate	33%		52%	72%	61%		53%		54%

See	footnote summary on page 46.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.01	$ 7.88	$ 8.87	$ 8.75	$ 6.51	$ 16.04

Income From Investment Operations
Net investment income(a)	.02	.05	.05	.05	.11	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.49	.33	(.66)	.14	2.13	(8.29)

Net increase (decrease) in net asset value from operations	1.51	.38	(.61)	.19	2.24	(8.07)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.25)	(.38)	(.07)	– 0	–	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.07)	(.25)	(.38)	(.07)	– 0	–	(1.46)

Net asset value, end of period	$ 9.45	$ 8.01	$ 7.88	$ 8.87	$ 8.75	$ 6.51

Total Return
Total investment return based on net asset value(c)	18.96	%*	4.97%	(7.45	)%*	2.22	%*	34.41	%*	(55.24	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$703	$708	$1,128	$1,720	$3,147	$3,578
Ratio to average net assets of:
Expenses(d)	2.49	%(e)	2.35%	1.94%	1.85	%(f)	1.69%	1.68%
Net investment income	.34	%(e)	.69%	.62%	.60	%(f)	1.56%	1.90%
Portfolio turnover rate	33%	52%	72%	61%	53%	54%

See	footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012	2011	2010		2009		2008

Net asset value, beginning of period	$ 8.06		$ 7.91	$ 8.95	$ 8.84		$ 6.56		$ 16.14

Income From Investment Operations
Net investment income(a)	.04		.07	.08	.08		.13	(b)	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.48		.34	(.67)	.14		2.15		(8.36)

Net increase (decrease) in net asset value from operations	1.52		.41	(.59)	.22		2.28		(8.10)

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.26)	(.45)	(.11)		– 0 –		(.21)
Distributions from net realized gain on investment transactions	– 0 –		– 0 –	– 0 –	– 0 –		– 0 –		(1.27)

Total dividends and distributions	(.11)		(.26)	(.45)	(.11)		– 0 –		(1.48)

Net asset value, end of period	$ 9.47		$ 8.06	$ 7.91	$ 8.95		$ 8.84		$ 6.56

Total Return
Total investment return based on net asset value(c)	19.02	%*	5.39%	(7.24)%*	2.47	%*	34.76	%*	(55.13)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,433		$989	$1,038	$1,565		$1,167		$599
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	2.16	%(e)	2.11%	1.67%	1.58	%(f)	1.43%		1.43%
Expenses, before waivers/reimbursements(d)	2.16	%(e)	2.11%	1.67%	1.58	%(f)	1.43%		1.43%
Net investment income	.81	%(e)	.91%	.89%	.90	%(f)	1.78	%(b)	2.23%
Portfolio turnover rate	33%		52%	72%	61%		53%		54%

See	footnote summary on page 46.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.15	$ 8.02	$ 9.08	$ 8.94	$ 6.61	$ 16.25

Income From Investment Operations
Net investment income(a)	.05	.10	.12	.11	.14	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.51	.34	(.69)	.16	2.19	(8.38)

Net increase (decrease) in net asset value from operations	1.56	.44	(.57)	.27	2.33	(8.10)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.31)	(.49)	(.13)	– 0	–	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.11)	(.31)	(.49)	(.13)	– 0	–	(1.54)

Net asset value, end of period	$ 9.60	$ 8.15	$ 8.02	$ 9.08	$ 8.94	$ 6.61

Total Return
Total investment return based on net asset value(c)	19.26	%*	5.82%	(6.96	)% *	3.04	% *	35.25	% *	(54.95	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$941	$981	$23,994	$22,265	$33,910	$51,741
Ratio to average net assets of:
Expenses(d)	1.84	%(e)	1.43%	1.25%	1.15	%(f)	1.06%	1.01%
Net investment income	1.02	%(e)	1.16%	1.37%	1.26	%(f)	1.98%	2.47%
Portfolio turnover rate	33%	52%	72%	61%	53%	54%

See	footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	For the year ended November 30, 2012, the expense ratios excluding interest expense would have been 2.15%, 2.95%, 2.88%, 1.85%, 2.34%, 2.10% and 1.43%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2013 and years ended November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.54%, 0.01%, 0.03%, 0.01% and 0.01%, respectively.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President Kevin F. Simms(2), Senior Vice President	Takeo Aso(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Ms. Fay and Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Global Value Fund (the “Fund”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International World Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the Index) the period since inception (March 2001 inception). The trustees noted that the Fund was 4th out of 4 of the Performance Group and in the 4th quintile of the Performance Universe for the 1-year period, 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 3-year period, and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 5- and 10-year periods. The trustees noted the small number of other funds in the Performance Group. The Fund lagged the Index in all periods. The trustees also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Global Multi-Cap Value Funds Average and the Index. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the trustees retained confidence in the Adviser’s ability to manage the Fund. The trustees determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

the Trust’s Senior Officer. The trustees noted that although the institutional fee schedule started at a rate different from the Fund’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Fund. The application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that because of the small number of funds in the Fund’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median. The trustees noted that the administrative expense reimbursement was 9.6 basis points in the Fund’s latest fiscal year, and as a result the rate of compensation received by the Adviser from the Fund pursuant to the Advisory Agreement was

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

about the same as the Expense Group median. The trustees noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Fund’s small asset base of approximately $43 million impacted the Fund’s expense ratio. The trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Trustees on April 30-May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 03/31/13 ($MIL)	Fund
International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$42.3	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $56,606 (0.096% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.85 2.16 2.96 2.89 2.35 2.11 1.43	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets:7

Fund	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$42.3	Global Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on the balance Minimum Account Size: $25m	0.718%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg	Fee[8]
Global Value Fund	Global Value Portfolio Class A Class I (Institutional)	1.50% 0.70%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Fund’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Global Value Fund[13]	0.750	0.835	2/10

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	The Fund’s EG includes the Fund, three other Global Multi-Cap Value Funds (“GMLV”) and six Global Multi-Cap Core Funds (“GMLC”).

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.14

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Value Fund[16]	2.146	1.525	10/10	1.352	23/23

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

16	The Fund’s EU includes the Fund, EG and all other GMLV and GMLC, excluding outliers.

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $239, $108,402 and $1,585 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $42,926 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $433 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund20 relative to its Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Value Fund
1 year	6.05	8.99	9.91	4/4	11/14
3 year	4.37	7.54	8.26	4/4	11/12
5 year	-5.41	0.60	3.87	3/3	10/10
10 year	5.22	7.88	7.88	3/3	5/5

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Global Value Fund	6.05	4.37	-5.41	5.22	2.48	20.26	0.27	10
MSCI World Index (Net)	10.69	9.81	1.56	8.59	4.38	16.15	0.48	10
Inception Date: March 29, 2001

20	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

21	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

22	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	61

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

62	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	63

AllianceBernstein Family of Funds

NOTES

64	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0152-0513

SEMI-ANNUAL REPORT

AllianceBernstein

Discovery Value Fund

(formerly Small/Mid Cap Value Fund)

May 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 23, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Discovery Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2013. Prior to November 1, 2012, the Fund was named AllianceBernstein Small/Mid Cap Value Fund.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the six- and 12-month periods ended May 31, 2013.

During both periods, all share classes of the Fund increased in absolute terms and outperformed the benchmark and the Russell 2500 Index. For the six-month period, cyclical stocks outpaced defensive stocks. Stock selection in the financials, technology and energy sectors was a main driver of the outperformance; an underweight in the consumer growth sector detracted and slightly offset the positive results. For the 12-month period, holdings within the consumer growth, energy and financials sectors contributed most to the gain, while an overweight to the technology sector

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	1

and underweights in the consumer growth and capital equipment sectors offset relative performance.

The Fund did not employ derivatives during either period.

Market Review and Investment Strategy

U.S. and global equity markets surged in 2012 as investors gained confidence that challenges to economic growth and market stability would be contained, and the actions of the U.S. Federal Reserve (the “Fed”) drove market actions. Small- and mid-cap value stocks achieved solid double-digit returns for the six-month period ended May 31, 2013, as measured by the benchmark, and beat the broad market, as represented by the S&P 500 Index.

Most recently, the Fed was under intense scrutiny as investors grew increasingly concerned that it might retreat sooner than expected on its monetary support stance, which has been one of the main engines of the current rally in U.S. equity markets. Given the possibility that the Fed could begin to slow its purchase of government bonds, the yields on benchmark 10-year Treasury notes hovered near a 13-month high at one point in May.

The economic recovery continued to be stubbornly slow. On the plus side, the housing market, which has been one of the biggest beneficiaries of the Fed’s purchases of government and mortgage-backed bonds, continued to rebound. Sales of previously owned homes reached their highest level in three years, and the percentage of foreclosure purchases declined. Also, consumer confidence in May surged to its highest level since July 2007, as measured by the Consumer Confidence Index. The downbeat notes included disappointing industrial production in April and a drop in consumer spending, which accounts for 70% of U.S. economic activity.

The current economic climate has allowed the Discovery Value Senior Investment Management Team (the “Team”) to invest opportunistically in undervalued companies with solid fundamentals, without sacrificing the Fund’s deep-value discipline. As the economy continues its growth, the Fund’s emphasis continues to be at the stock-specific level, where the trend is focused on what the Team considers to be attractively-valued companies with solid balance sheets and strong free cash flow.

2	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2500™ Value Index and the unmanaged Russell 2500™ Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S.; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. AllianceBernstein L.P. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Discovery Value Fund
Class A	23.03%	35.92%

Class B*	22.98%	35.86%

Class C	22.59%	34.98%

Advisor Class**	23.16%	36.33%

Class R**	22.82%	35.53%

Class K**	22.95%	35.94%

Class I**	23.20%	36.40%

Russell 2500 Value Index	19.93%	33.31%

Russell 2500 Index	19.74%	31.63%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2013
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	35.92%	30.14%
5 Years	7.88%	6.94%
10 Years	11.01%	10.53%

Class B Shares
1 Year	35.86%	31.86%
5 Years	7.70%	7.70%
10 Years(a)	10.63%	10.63%

Class C Shares
1 Year	34.98%	33.98%
5 Years	7.11%	7.11%
10 Years	10.23%	10.23%

Advisor Class Shares†
1 Year	36.33%	36.33%
5 Years	8.19%	8.19%
10 Years	11.34%	11.34%

Class R Shares†
1 Year	35.53%	35.53%
5 Years	7.64%	7.64%
Since Inception*	9.50%	9.50%

Class K Shares†
1 Year	35.94%	35.94%
5 Years	7.90%	7.90%
Since Inception*	7.89%	7.89%

Class I Shares†
1 Year	36.40%	36.40%
5 Years	8.21%	8.21%
Since Inception*	8.17%	8.17%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.28%, 2.04%, 2.00%, 0.98%, 1.56%, 1.25% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/2003 for Class R shares; 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2013)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	24.38%
5 Years	8.99%
10 Years	10.35%

Class B Shares
1 Year	25.81%
5 Years	9.76%
10 Years(a)	10.47%

Class C Shares
1 Year	28.03%
5 Years	9.16%
10 Years	10.05%

Advisor Class Shares†
1 Year	30.29%
5 Years	10.26%
10 Years	11.16%

Class R Shares†
1 Year	29.53%
5 Years	9.69%
Since Inception*	9.24%

Class K Shares†
1 Year	29.92%
5 Years	9.98%
Since Inception*	7.61%

Class I Shares†
1 Year	30.39%
5 Years	10.29%
Since Inception*	7.89%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/2003 for Class R shares; 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Historical Performance

EXPENSE EXAMPLES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,230.30	$6.89	1.24%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%
Class B
Actual	$1,000	$1,229.80	$7.28	1.31%
Hypothetical**	$1,000	$1,018.40	$6.59	1.31%
Class C
Actual	$1,000	$1,225.90	$10.82	1.95%
Hypothetical**	$1,000	$1,015.21	$9.80	1.95%
Advisor Class
Actual	$1,000	$1,231.60	$5.23	0.94%
Hypothetical**	$1,000	$1,020.24	$4.73	0.94%
Class R
Actual	$1,000	$1,228.20	$8.61	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Class K
Actual	$1,000	$1,229.50	$6.89	1.24%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%
Class I
Actual	$1,000	$1,232.00	$5.06	0.91%
Hypothetical**	$1,000	$1,020.39	$4.58	0.91%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	7

Expense Examples

PORTFOLIO SUMMARY

May 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,071.2

TEN LARGEST HOLDINGS**

May 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Terex Corp.	$31,766,113	1.5%
Men’s Wearhouse, Inc. (The)	31,344,132	1.5
Health Net, Inc./CA	30,033,332	1.5
Zions Bancorporation	29,939,420	1.4
NV Energy, Inc.	29,200,849	1.4
Huntington Bancshares, Inc./OH	29,187,895	1.4
Universal Health Services, Inc. – Class B	29,144,584	1.4
TRW Automotive Holdings Corp.	28,957,919	1.4
PulteGroup, Inc.	28,720,098	1.4
Fidelity National Financial, Inc. – Class A	28,705,262	1.4
	$296,999,604	14.3%

*	All data are as of May 31, 2013. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 24.8%
Capital Markets – 1.0%
E*Trade Financial Corp.(a)	1,738,170	$20,214,917

Commercial Banks – 9.8%
Associated Banc-Corp	1,161,595	17,900,179
CapitalSource, Inc.	2,085,270	19,622,391
Comerica, Inc.	671,950	26,535,305
First Niagara Financial Group, Inc.	2,714,620	26,521,837
Huntington Bancshares, Inc./OH	3,766,180	29,187,895
Popular, Inc.(a)	933,929	28,017,870
Susquehanna Bancshares, Inc.	1,189,023	14,280,166
Webster Financial Corp.	450,690	10,523,612
Zions Bancorporation	1,067,359	29,939,420

		202,528,675

Insurance – 7.9%
Aspen Insurance Holdings Ltd.	759,070	27,888,232
Fidelity National Financial, Inc. – Class A	1,091,040	28,705,262
Genworth Financial, Inc. – Class A(a)	1,247,900	13,489,799
Reinsurance Group of America, Inc. – Class A	286,820	18,898,570
Torchmark Corp.	389,170	25,105,357
Unum Group	807,280	22,991,334
Validus Holdings Ltd.	719,000	25,963,090

		163,041,644

Real Estate Investment Trusts (REITs) – 6.1%
American Realty Capital Properties, Inc.	1,267,410	19,289,980
BioMed Realty Trust, Inc.	765,931	16,030,936
Camden Property Trust	173,410	12,008,643
LTC Properties, Inc.	509,290	21,191,557
Mid-America Apartment Communities, Inc.	175,600	11,935,532
Plum Creek Timber Co., Inc.	388,660	18,539,082
RLJ Lodging Trust	1,222,570	28,314,721

		127,310,451

		513,095,687

Information Technology – 19.5%
Communications Equipment – 0.7%
Harris Corp.	300,270	15,052,535

Electronic Equipment, Instruments & Components – 9.0%
Anixter International, Inc.(a)	259,080	19,879,208
Arrow Electronics, Inc.(a)	682,419	27,132,979
AU Optronics Corp. (Sponsored ADR)(a)	3,269,299	14,581,074
Avnet, Inc.(a)	809,550	27,654,228
Flextronics International Ltd.(a)	1,671,950	12,472,747
Insight Enterprises, Inc.(a)	1,065,773	20,516,130
Jabil Circuit, Inc.	1,123,920	22,545,835

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

TTM Technologies, Inc.(a)	1,600,670	$12,933,414
Vishay Intertechnology, Inc.(a)	1,906,030	27,751,797

		185,467,412

IT Services – 2.8%
Amdocs Ltd.	750,290	26,785,353
Convergys Corp.	1,033,452	18,777,823
VeriFone Systems, Inc.(a)	569,700	13,291,101

		58,854,277

Semiconductors & Semiconductor Equipment – 5.7%
Amkor Technology, Inc.(a)(b)	1,916,610	8,701,409
Entegris, Inc.(a)	2,334,910	24,329,762
Lam Research Corp.(a)	548,970	25,680,817
Micron Technology, Inc.(a)	1,681,875	19,644,300
MKS Instruments, Inc.	521,306	14,674,764
SunEdison, Inc.(a)	3,205,840	25,871,129

		118,902,181

Software – 1.3%
Electronic Arts, Inc.(a)	1,133,404	26,056,958

		404,333,363

Consumer Discretionary – 18.2%
Auto Components – 4.1%
Dana Holding Corp.	1,003,070	18,978,084
Lear Corp.	421,390	25,274,972
Tenneco, Inc.(a)	242,423	10,753,884
TRW Automotive Holdings Corp.(a)	457,110	28,957,919

		83,964,859

Automobiles – 1.1%
Thor Industries, Inc.	534,450	22,826,360

Hotels, Restaurants & Leisure – 2.4%
MGM Resorts International(a)	1,864,479	28,284,146
Royal Caribbean Cruises Ltd.	627,960	21,984,880

		50,269,026

Household Durables – 4.3%
Meritage Homes Corp.(a)	588,398	27,866,529
Newell Rubbermaid, Inc.	452,210	12,227,758
NVR, Inc.(a)	21,510	21,150,998
PulteGroup, Inc.(a)	1,330,250	28,720,098

		89,965,383

Media – 1.9%
Gannett Co., Inc.	574,900	12,360,350
Regal Entertainment Group – Class A	1,487,840	26,334,768

		38,695,118

Specialty Retail – 3.1%
GameStop Corp. – Class A(b)	324,870	10,772,689
Men’s Wearhouse, Inc. (The)	865,860	31,344,132
Office Depot, Inc.(a)(b)	5,009,690	22,092,733

		64,209,554

10	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.3%
Jones Group, Inc. (The)	1,840,680	$26,818,708

		376,749,008

Industrials – 11.2%
Commercial Services & Supplies – 2.2%
Avery Dennison Corp.	544,910	23,703,585
Steelcase, Inc.	1,530,340	21,179,906

		44,883,491

Construction & Engineering – 1.6%
Granite Construction, Inc.	648,670	20,017,956
Tutor Perini Corp.(a)	765,310	14,173,541

		34,191,497

Electrical Equipment – 2.0%
EnerSys, Inc.(a)	302,706	15,083,840
General Cable Corp.(a)	733,550	25,938,328

		41,022,168

Machinery – 2.9%
Terex Corp.(a)	885,590	31,766,113
Timken Co.	493,840	28,030,359

		59,796,472

Road & Rail – 1.3%
Con-way, Inc.	698,451	26,555,107

Trading Companies & Distributors – 1.2%
Aircastle Ltd.	1,540,560	24,371,659

		230,820,394

Materials – 7.5%
Chemicals – 3.3%
Axiall Corp.	389,330	16,799,590
Chemtura Corp.(a)	1,139,040	26,118,187
Huntsman Corp.	1,285,490	25,002,780

		67,920,557

Containers & Packaging – 0.6%
Graphic Packaging Holding Co.(a)	1,574,060	12,104,522

Metals & Mining – 3.6%
Cliffs Natural Resources, Inc.(b)	373,380	6,735,775
Commercial Metals Co.	1,555,300	23,982,726
Reliance Steel & Aluminum Co.	323,285	21,262,454
Steel Dynamics, Inc.	1,577,740	24,202,532

		76,183,487

		156,208,566

Energy – 7.0%
Energy Equipment & Services – 3.2%
Bristow Group, Inc.	282,280	17,741,298
Helix Energy Solutions Group, Inc.(a)	1,109,720	26,477,919

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Helmerich & Payne, Inc.	348,860	$21,538,617

		65,757,834

Oil, Gas & Consumable Fuels – 3.8%
Bill Barrett Corp.(a)(b)	907,310	20,477,986
Cimarex Energy Co.	388,730	27,265,522
Stone Energy Corp.(a)	530,480	11,941,105
Western Refining, Inc.	598,270	19,964,270

		79,648,883

		145,406,717

Utilities – 4.7%
Electric Utilities – 2.5%
NV Energy, Inc.	1,245,770	29,200,849
PNM Resources, Inc.	1,059,493	23,753,833

		52,954,682

Gas Utilities – 2.2%
Atmos Energy Corp.	463,470	19,567,703
UGI Corp.	668,415	25,526,769

		45,094,472

		98,049,154

Health Care – 4.2%
Health Care Providers & Services – 4.2%
Health Net, Inc./CA(a)	942,370	30,033,332
LifePoint Hospitals, Inc.(a)	576,907	28,689,585
Universal Health Services, Inc. – Class B	421,530	29,144,584

		87,867,501

Consumer Staples – 1.2%
Beverages – 0.5%
Constellation Brands, Inc. – Class A(a)	193,265	10,244,978

Food Products – 0.7%
Dole Food Co., Inc.(a)	1,443,052	13,665,702

		23,910,680

Total Common Stocks (cost $1,643,397,605)		2,036,441,070

SHORT-TERM INVESTMENTS – 2.8%
Investment Companies – 2.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $56,893,103)	56,893,103	56,893,103

Total Investments Before Security Lending Collateral for Securities Loaned – 101.1% (cost $1,700,290,708)		2,093,334,173

12	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $36,453,914)	36,453,914	$36,453,914

Total Investments – 102.8% (cost $1,736,744,622)		2,129,788,087
Other assets less liabilities – (2.8)%		(58,579,289)

Net Assets – 100.0%		$2,071,208,798

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,643,397,605)	$2,036,441,070	(a)
Affiliated issuers (cost $93,347,017 – including investment of cash collateral for securities loaned of $36,453,914)	93,347,017
Receivable for investment securities sold	6,252,005
Receivable for shares of beneficial interest sold	3,545,231
Dividends and interest receivable	2,117,764

Total assets	2,141,703,087

Liabilities
Payable for collateral received on securities loaned	36,453,914
Payable for investment securities purchased	27,095,496
Payable for shares of beneficial interest redeemed	4,640,453
Advisory fee payable	1,387,923
Distribution fee payable	400,965
Transfer Agent fee payable	92,510
Administrative fee payable	1,766
Accrued expenses	421,262

Total liabilities	70,494,289

Net Assets	$2,071,208,798

Composition of Net Assets
Paid-in capital	$1,587,206,976
Undistributed net investment income	2,480,122
Accumulated net realized gain on investment transactions	88,478,235
Net unrealized appreciation on investments	393,043,465

	$2,071,208,798

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$678,365,038	33,320,787	$20.36	*

B	$19,809,981	1,017,321	$19.47

C	$152,322,812	7,987,510	$19.07

Advisor	$784,051,080	37,911,682	$20.68

R	$134,975,266	6,720,641	$20.08

K	$60,436,711	2,995,642	$20.17

I	$241,247,910	11,905,340	$20.26

(a)	Includes securities on loan with a value of $34,673,561 (see Note E).

*	The maximum offering price per share for Class A shares was $21.26 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$16,318,731
Affiliated issuers	46,506
Securities lending income	357,992	$16,723,229

Expenses
Advisory fee (see Note B)	6,996,905
Distribution fee—Class A	899,072
Distribution fee—Class B	106,663
Distribution fee—Class C	714,450
Distribution fee—Class R	365,807
Distribution fee—Class K	70,598
Transfer agency—Class A	458,276
Transfer agency—Class B	18,284
Transfer agency—Class C	112,121
Transfer agency—Advisor Class	541,531
Transfer agency—Class R	190,220
Transfer agency—Class K	56,479
Transfer agency—Class I	115,097
Custodian	108,828
Printing	80,412
Registration fees	62,415
Trustees’ fees	28,849
Legal	25,288
Audit	22,115
Administrative	17,453
Miscellaneous	22,660

Total expenses	11,013,523
Less: expenses waived and reimbursed by the Distributor (see Note C)	(69,331)

Net expenses		10,944,192

Net investment income		5,779,037

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		101,135,462
Net change in unrealized appreciation/depreciation of investments		269,440,072

Net gain on investment transactions		370,575,534

Net Increase in Net Assets from Operations		$376,354,571

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012
Increase in Net Assets from Operations
Net investment income	$5,779,037	$5,828,440
Net realized gain on investment transactions	101,135,462	83,540,864
Net change in unrealized appreciation/depreciation of investments	269,440,072	124,960,592

Net increase in net assets from operations	376,354,571	214,329,896
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,777,694)	(841,942)
Class B	(44,694)	(23,744)
Advisor Class	(4,124,876)	(1,262,322)
Class R	(217,613)	– 0	–
Class K	(212,814)	(80,372)
Class I	(1,145,018)	(1,020,772)
Net realized gain on investment transactions
Class A	(24,591,405)	(30,949,801)
Class B	(1,059,878)	(1,818,641)
Class C	(6,560,673)	(8,129,604)
Advisor Class	(28,770,253)	(16,572,487)
Class R	(6,450,670)	(6,368,791)
Class K	(2,419,668)	(2,238,246)
Class I	(7,542,577)	(11,874,543)
Transactions in Shares of Beneficial Interest
Net increase	137,851,598	134,262,681

Total increase	429,288,336	267,411,312
Net Assets
Beginning of period	1,641,920,462	1,374,509,150

End of period (including undistributed net investment income of $2,480,122 and $4,223,794, respectively)	$2,071,208,798	$1,641,920,462

See notes to financial statements.

16	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund (formerly AllianceBernstein Small/Mid Cap Value Fund) and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Discovery Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	17

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

18	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	19

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2013:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$2,036,441,070		$	– 0	–	$	– 0	–	$2,036,441,070
Short-Term Investments	56,893,103			– 0	–		– 0	–	56,893,103
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	36,453,914			– 0	–		– 0	–	36,453,914

Total Investments in Securities	2,129,788,087			– 0	–		– 0	–	2,129,788,087
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$2,129,788,087		$	– 0	–	$	– 0	–	$2,129,788,087

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

20	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	21

Notes to Financial Statements

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on February 29, 2012.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2013, the reimbursement for such services amounted to $17,453.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $496,668 for the six months ended May 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has

22	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

advised the Fund that it has retained front-end sales charges of $8,773 from the sale of Class A shares and received $5,428, $1,829 and $2,251 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 14,079	$310,099	$267,285	$56,893	$21

Brokerage commissions paid on investment transactions for the six months ended May 31, 2013 amounted to $1,691,960, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares. For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. For the period May 1, 2008 through May 31, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. For the period June 1, 2010 through May 31, 2011, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .25% of the average daily net assets attributable to Class B shares. For the period June 1, 2011 through July 31, 2012,

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	23

Notes to Financial Statements

with respect to Class B shares, payments to the distributor were voluntarily limited to .30% of average daily net assets attributable to Class B shares. As of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2013, such waiver amounted to $69,331. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $146,204, $2,663,876, $1,378,190 and $433,115 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$565,914,095		$535,443,965
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$419,528,366
Gross unrealized depreciation	(26,484,901)

Net unrealized appreciation	$393,043,465

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2013.

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Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2013, the Fund had securities on loan with a value of $34,673,561 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $36,453,914. The cash collateral will be adjusted on the

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	25

Notes to Financial Statements

next business day to maintain the required collateral amount. The Fund earned securities lending income of $357,992 and $25,731 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 31,483	$218,667	$213,696	$36,454	$26

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012

Class A
Shares sold	6,759,897	6,158,777	$128,614,857	$101,597,945

Shares issued in reinvestment of dividends and distributions	1,416,728	1,943,010	24,495,229	29,533,737

Shares converted from Class B	237,406	520,571	4,404,956	8,628,515

Shares redeemed	(5,154,086)	(12,938,399)	(95,952,061)	(213,025,647)

Net increase (decrease)	3,259,945	(4,316,041)	$61,562,981	$(73,265,450)

Class B
Shares sold	19,079	36,453	$343,547	$574,612

Shares issued in reinvestment of dividends and distributions	63,240	118,761	1,045,983	1,730,351

Shares converted to Class A	(248,194)	(543,555)	(4,404,956)	(8,628,515)

Shares redeemed	(109,825)	(320,557)	(1,961,708)	(5,081,808)

Net decrease	(275,700)	(708,898)	$(4,977,134)	$(11,405,360)

26	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012

Class C
Shares sold	508,817	1,014,019	$8,993,711	$15,777,777

Shares issued in reinvestment of distributions	369,381	513,461	6,002,438	7,383,568

Shares redeemed	(924,303)	(2,494,328)	(16,021,821)	(38,756,311)

Net decrease	(46,105)	(966,848)	$(1,025,672)	$(15,594,966)

Advisor Class
Shares sold	5,581,597	23,815,824	$106,577,262	$386,795,220

Shares issued in reinvestment of dividends and distributions	1,739,833	1,053,283	30,516,680	16,241,626

Shares redeemed	(4,477,488)	(7,900,640)	(84,276,428)	(132,570,341)

Net increase	2,843,942	16,968,467	$52,817,514	$270,466,505

Class R
Shares sold	1,149,371	2,829,385	$21,329,093	$46,327,290

Shares issued in reinvestment of dividends and distributions	390,394	423,435	6,667,933	6,368,461

Shares redeemed	(2,668,596)	(2,188,788)	(50,782,581)	(35,630,180)

Net increase (decrease)	(1,128,831)	1,064,032	$(22,785,555)	$17,065,571

Class K
Shares sold	454,144	1,302,081	$8,492,271	$21,547,135

Shares issued in reinvestment of dividends and distributions	153,677	153,754	2,632,479	2,318,615

Shares redeemed	(557,486)	(945,354)	(10,354,573)	(15,546,540)

Net increase	50,335	510,481	$770,177	$8,319,210

Class I
Shares sold	5,751,060	2,083,013	$105,165,740	$34,406,650

Shares issued in reinvestment of dividends and distributions	503,222	849,895	8,643,801	12,850,406

Shares redeemed	(3,546,832)	(6,725,590)	(62,320,254)	(108,579,885)

Net increase (decrease)	2,707,450	(3,792,682)	$51,489,287	$(61,322,829)

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	27

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2013.

28	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$3,229,152	$2,409,265
Net long-term capital gains	77,952,113	– 0	–

Total taxable distributions paid	$81,181,265	$2,409,265

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$34,128,656
Undistributed capital gain	47,203,192
Unrealized appreciation/(depreciation)	111,233,237	(a)

Total accumulated earnings/(deficit)	$192,565,085

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of November 30, 2012, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	29

Notes to Financial Statements

annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 17.40		$ 16.11		$ 16.38		$ 13.13		$ 9.18		$ 16.77

Income From Investment Operations
Net investment income(a)	.05		.06	(b)	.03	(b)	.02	(b)	.05	(b)	.09	(b)
Net realized and unrealized gain (loss) on investment transactions	3.80		2.18		(.29)		3.27		3.99		(6.29)

Net increase (decrease) in net asset value from operations	3.85		2.24		(.26)		3.29		4.04		(6.20)

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.03)		(.01)		(.04)		(.09)		(.03)
Distributions from net realized gain on investment transactions	(.83)		(.92)		– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.89)		(.95)		(.01)		(.04)		(.09)		(1.39)

Net asset value, end of period	$ 20.36		$ 17.40		$ 16.11		$ 16.38		$ 13.13		$ 9.18

Total Return
Total investment return based on net asset value(c)	23.03%		14.71%		(1.57)%		25.11%		44.38	%*	(40.35	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$678,365		$523,130		$553,923		$555,971		$411,472		$300,760
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24	%(d)	1.25%		1.15%		1.15	%(e)	1.15%		1.15%
Expenses, before waivers/reimbursements	1.24	%(d)	1.28%		1.27%		1.33	%(e)	1.37%		1.34%
Net investment income	.54	%(d)	.35	%(b)	.15	%(b)	.17	%(b)(e)	.50	%(b)	.62	%(b)
Portfolio turnover rate	29%		63%		72%		57%		64%		48%

See footnote summary on page 38.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 16.66	$ 15.47	$ 15.75	$ 12.65	$ 8.86	$ 16.24

Income From Investment Operations
Net investment income (loss)(a)(f)	.05	.04	.00	(g)	(.01)	.03	.06	(b)
Net realized and unrealized gain (loss) on investment transactions	3.63	2.08	(.27)	3.15	3.84	(6.08)

Net increase (decrease) in net asset value from operations	3.68	2.12	(.27)	3.14	3.87	(6.02)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.01)	(.01)	(.04)	(.08)	– 0	–
Distributions from net realized gain on investment transactions	(.83)	(.92)	– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.87)	(.93)	(.01)	(.04)	(.08)	(1.36)

Net asset value, end of period	$ 19.47	$ 16.66	$ 15.47	$ 15.75	$ 12.65	$ 8.86

Total Return
Total investment return based on net asset value(c)	22.98%	14.57%	(1.71)%	24.90%	44.11	%*	(40.49	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,810	$21,546	$30,972	$47,532	$68,527	$70,770
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.31	%(d)	1.36%	1.30%	1.31	%(e)	1.36%	1.33%
Expenses, before waivers/reimbursements	1.96	%(d)	2.04%	2.03%	2.09	%(e)	2.16%	2.06%
Net investment income (loss)(f)	.51	%(d)	.24%	(.01)%	(.03	)%(e)	.33%	.42	%(b)
Portfolio turnover rate	29%	63%	72%	57%	64%	48%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 16.35		$ 15.28		$ 15.63		$ 12.58		$ 8.77		$ 16.17

Income From Investment Operations
Net investment loss(a)	(.01)		(.06	)(b)	(.09	)(b)	(.08	)(b)	(.02	)(b)	(.01	)(b)
Net realized and unrealized gain (loss) on investment transactions	3.56		2.05		(.26)		3.13		3.83		(6.03)

Net increase (decrease) in net asset value from operations	3.55		1.99		(.35)		3.05		3.81		(6.04)

Less: Distributions
Distributions from net realized gain on investment transactions	(.83)		(.92)		– 0	–	– 0	–	– 0	–	(1.36)

Net asset value, end of period	$ 19.07		$ 16.35		$ 15.28		$ 15.63		$ 12.58		$ 8.77

Total Return
Total investment return based on net asset value(c)	22.59%		13.84%		(2.24)%		24.24%		43.44	%*	(40.81	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$152,323		$131,370		$137,491		$145,004		$115,634		$95,201
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.95	%(d)	1.96%		1.85%		1.85	%(e)	1.85%		1.85%
Expenses, before waivers/reimbursements	1.95	%(d)	2.00%		1.99%		2.05	%(e)	2.11%		2.05%
Net investment loss	(.14	)%(d)	(.36	)%(b)	(.56	)%(b)	(.53	)%(b)(e)	(.19	)%(b)	(.09	)%(b)
Portfolio turnover rate	29%		63%		72%		57%		64%		48%

See footnote summary on page 38.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	33
Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 17.70		$ 16.37		$ 16.63		$ 13.32		$ 9.33		$ 17.03

Income From Investment Operations
Net investment income(a)	.08		.11	(b)	.08	(b)	.07	(b)	.08	(b)	.13	(b)
Net realized and unrealized gain (loss) on investment transactions	3.85		2.21		(.28)		3.31		4.04		(6.39)

Net increase (decrease) in net asset value from operations	3.93		2.32		(.20)		3.38		4.12		(6.26)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.07)		(.06)		(.07)		(.13)		(.08)
Distributions from net realized gain on investment transactions	(.83)		(.92)		– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.95)		(.99)		(.06)		(.07)		(.13)		(1.44)

Net asset value, end of period	$ 20.68		$ 17.70		$ 16.37		$ 16.63		$ 13.32		$ 9.33

Total Return
Total investment return based on net asset value(c)	23.16%		15.06%		(1.23)%		25.50%		44.78	%*	(40.18	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$784,051		$620,539		$296,244		$238,840		$182,777		$111,814
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94	%(d)	.96%		.85%		.85	%(e)	.85%		.85%
Expenses, before waivers/reimbursements	.94	%(d)	.98%		.97%		1.03	%(e)	1.06%		1.04%
Net investment income	.85	%(d)	.63	%(b)	.46	%(b)	.46	%(b)(e)	.77	%(b)	.94	%(b)
Portfolio turnover rate	29%		63%		72%		57%		64%		48%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 17.17		$ 15.93		$ 16.21		$ 13.01		$ 9.10		$ 16.66

Income From Investment Operations
Net investment income (loss)(a)	.02		.02	(b)	(.01	)(b)	.00	(b)(g)	.03	(b)	.06	(b)
Net realized and unrealized gain (loss) on investment transactions	3.75		2.14		(.27)		3.23		3.96		(6.24)

Net increase (decrease) in net asset value from operations	3.77		2.16		(.28)		3.23		3.99		(6.18)

Less: Dividends and Distributions
Dividends from net investment income	(.03)		– 0	–	– 0	–	(.03)		(.08)		(.02)
Distributions from net realized gain on investment transactions	(.83)		(.92)		– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.86)		(.92)		– 0	–	(.03)		(.08)		(1.38)

Net asset value, end of period	$ 20.08		$ 17.17		$ 15.93		$ 16.21		$ 13.01		$ 9.10

Total Return
Total investment return based on net asset value(c)	22.82%		14.37%		(1.73)%		24.85%		44.19	%*	(40.50	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$134,975		$134,801		$108,078		$91,714		$55,290		$30,639
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(d)	1.51%		1.35%		1.35	%(e)	1.35%		1.35%
Expenses, before waivers/reimbursements	1.55	%(d)	1.56%		1.56%		1.60	%(e)	1.58%		1.54%
Net investment income (loss)	.25	%(d)	.10	%(b)	(.04	)%(b)	(.02	)%(b)(e)	.27	%(b)	.44	%(b)
Portfolio turnover rate	29%		63%		72%		57%		64%		48%

See footnote summary on page 38.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 17.27		$ 16.00		$ 16.27		$ 13.05		$ 9.14		$ 16.74

Income From Investment Operations
Net investment income(a)	.05		.06	(b)	.03	(b)	.03	(b)	.05	(b)	.10	(b)
Net realized and unrealized gain (loss) on investment transactions	3.75		2.16		(.27)		3.25		3.97		(6.27)

Net increase (decrease) in net asset value from operations	3.80		2.22		(.24)		3.28		4.02		(6.17)

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.03)		(.03)		(.06)		(.11)		(.07)
Distributions from net realized gain on investment transactions	(.83)		(.92)		– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.90)		(.95)		(.03)		(.06)		(.11)		(1.43)

Net asset value, end of period	$ 20.17		$ 17.27		$ 16.00		$ 16.27		$ 13.05		$ 9.14

Total Return
Total investment return based on net asset value(c)	22.95%		14.75%		(1.50)%		25.20%		44.51	%*	(40.36	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,437		$50,852		$38,947		$41,265		$24,411		$12,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24	%(d)	1.22%		1.10%		1.10	%(e)	1.10%		1.10%
Expenses, before waivers/reimbursements	1.24	%(d)	1.25%		1.25%		1.30	%(e)	1.26%		1.26%
Net investment income	.56	%(d)	.39	%(b)	.19	%(b)	.23	%(b)(e)	.50	%(b)	.69	%(b)
Portfolio turnover rate	29%		63%		72%		57%		64%		48%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 17.36		$ 16.08		$ 16.35		$ 13.11		$ 9.20		$ 16.84

Income From Investment Operations
Net investment income(a)	.08		.12	(b)	.08	(b)	.07	(b)	.08	(b)	.13	(b)
Net realized and unrealized gain (loss) on investment transactions	3.78		2.16		(.27)		3.26		3.98		(6.30)

Net increase (decrease) in net asset value from operations	3.86		2.28		(.19)		3.33		4.06		(6.17)

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.08)		(.08)		(.09)		(.15)		(.11)
Distributions from net realized gain on investment transactions	(.83)		(.92)		– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.96)		(1.00)		(.08)		(.09)		(.15)		(1.47)

Net asset value, end of period	$ 20.26		$ 17.36		$ 16.08		$ 16.35		$ 13.11		$ 9.20

Total Return
Total investment return based on net asset value(c)	23.20%		15.09%		(1.23)%		25.51%		44.86	%*	(40.20	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$241,248		$159,682		$208,854		$203,784		$117,002		$75,045
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%(d)	.89%		.85%		.85	%(e)	.85%		.85%
Expenses, before waivers/reimbursements	.91	%(d)	.90%		.91%		.96	%(e)	.94%		.92%
Net investment income	.88	%(d)	.73	%(b)	.45	%(b)	.48	%(b)(e)	.78	%(b)	.93	%(b)
Portfolio turnover rate	29%		63%		72%		57%		64%		48%

See footnote summary on page 38.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

(g)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 0.01% and 0.01%, respectively.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Discovery Value Senior Investment Management Team. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	39

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Discovery Value Fund (formerly AllianceBernstein Small/Mid Cap Value Fund) (the “Fund”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

40	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	41

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the indices) the period since inception (March 2001 inception). The trustees noted that the Fund was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and 2nd out of 4 of the Performance Group and in the 2nd quintile of the Performance Universe for the 10-year period. The trustees noted the small number of other funds in the Performance Group. The Fund lagged the Russell 2500 Value Index in the 1- and 3-year periods, essentially matched it in the 5-year period, and outperformed it in the 10-year period and in the period since inception. It outperformed the Russell 2500 Index in the 1-year period and in the period since inception, lagged it in the 3-year period and essentially matched it in the 5- and 10-year periods. The trustees also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Small Cap Value Funds Average and the indices. The trustees noted that at their August 2012 meetings they approved a name change to AllianceBernstein Discovery Value Fund from AllianceBernstein Small/Mid Cap Value Fund effective November 1, 2012. Based on their review, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

42	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

The trustees also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that although the institutional fee schedule started at a rate different from the Fund’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Fund. The application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	43

was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

44	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Discovery Value Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Trustees on April 30-May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 1, 2012, the Fund changed its name from AllianceBernstein Small-Mid Cap Value Fund to AllianceBernstein Discovery Value Fund.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	45

Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fee[6]	Net Assets 3/31/13 ($MIL)	Fund
Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$1,961.4	Discovery Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $46,798 (0.003% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
Discovery Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.98% 1.28% 2.04% 2.00% 1.56% 1.25% 0.90%	November 30

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

46	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	47

of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets:8

Fund	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Discovery Value Fund	$1,961.4	Small & Mid Cap Value 95% on 1st $25 million 75% on next $25 million 65% on next $50 million 55% on the balance Minimum Account Size: $25 m	0.560%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.9 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fees and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2013 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.456%	0.750%

	Client #2	0.95% on 1st $10 million 0.75% on next $40 million 0.65% on next $50 million 0.55% on the balance	0.559%	0.750%

	Client #3	0.61% on 1st $150 million 0.50% on the balance	0.508%	0.750%

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

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It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.
11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	49

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Discovery Value Fund[14]	0.750	0.789	5/14

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.15

Fund	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Discovery Value Fund[17]	1.247	1.348	3/14	1.374	19/128

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

14	The Fund’s EG includes the Fund, four other Small-Cap Value Funds (“SCVE”) and nine Small-Cap Core Funds (“SCCE”).

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

17	The Fund’s EU includes the Fund, EG and all other SCVE and SCCE, excluding outliers.

50	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $8,656, $3,998,638 and $24,116 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $909,961 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	51

U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

52	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

of Trustees.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2013.23

Discovery Value Fund	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	16.44	14.93	13.94	2/5	14/43
3 year	12.80	12.80	13.68	3/5	24/40
5 year	7.87	7.87	7.66	3/5	16/36
10 year	11.98	11.88	11.53	2/4	7/22

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

22	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

23	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	53

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Discovery Value Fund	16.44	12.80	7.87	11.98	10.35	20.29	0.57	10
Russell 2500 Value Index	18.92	15.19	7.82	11.72	9.41	18.73	0.59	10
Russell 2500 Index	15.17	15.75	7.92	11.92	8.69	N/A	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

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2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
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We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DV-0152-0513

SEMI-ANNUAL REPORT

AllianceBernstein

International Value Fund

May 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 16, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2013.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”)) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The

Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts,

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2013.

For the six-month period all share classes of the Fund rose in absolute terms and outperformed the benchmark. Security selection was the main source of outperformance, particularly in the capital equipment, consumer cyclicals and medical sectors. Sector selection detracted, owing to an overweight in the energy sector. Overweight positions in capital equipment and technology were positive.

For the 12-month period, all share classes of the Fund rose in absolute terms but underperformed the benchmark. Currency selection was additive to performance. Sector selection detracted, which offset some of these gains. An overweight in the energy, and underweight in the construction and housing sectors, hurt relative returns. Security selection was neutral, with positive stock selection in the capital equipment sector offset by weak security selection in the technology and industrial commodities sectors.

Derivatives were used to implement active currency management. Futures were used for investment purposes, which had no material impact on performance for both periods; currencies were used for hedging and investment purposes, which added to performance for both periods; purchased and written options were used for hedging purposes, which had no material impact on performance for the 12-month period.

Market Review and Investment Strategy

International equities surged in the 12-month period ended May 31, 2013 as Central Bank action and U.S. growth hopes drove a liquidity-driven rally that supported risk assets. In Europe, the European Central Bank said it would buy euro-government bonds of indebted nations in order to stabilize the currency union. Across the Atlantic, the U.S. Federal Reserve (the “Fed”) announced an open-ended mortgage bond–buying program and pledged to extend the near-zero benchmark interest rate until the middle of 2015. However, optimism faded in May amid growing expectations that the Fed could begin to wind back its quantitative easing program at the end of 2013.

The Fund is focused on attractively valued opportunities, which the International Value Senior Investment Management Team (the “Team”) believes are widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation, strong balance sheets and whose stocks are trading at deep valuation discounts.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein International Value Fund*
Class A	12.46%	29.11%

Class B**	12.05%	28.14%

Class C	12.00%	28.20%

Advisor Class†	12.65%	29.56%

Class R†	12.34%	28.85%

Class K†	12.50%	29.31%

Class I†	12.75%	29.88%

MSCI EAFE Index (net)	11.39%	31.62%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the 12-month period ended May 31, 2013 by 0.02%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2013
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	29.11%	23.68%
5 Years	-8.34%	-9.14%
10 Years	5.08%	4.63%

Class B Shares
1 Year	28.14%	24.14%
5 Years	-9.05%	-9.05%
10 Years(a)	4.45%	4.45%

Class C Shares
1 Year	28.20%	27.20%
5 Years	-9.03%	-9.03%
10 Years	4.32%	4.32%

Advisor Class Shares†
1 Year	29.56%	29.56%
5 Years	-8.08%	-8.08%
10 Years	5.39%	5.39%

Class R Shares†
1 Year	28.85%	28.85%
5 Years	-8.53%	-8.53%
Since Inception*	3.32%	3.32%

Class K Shares†
1 Year	29.31%	29.31%
5 Years	-8.25%	-8.25%
Since Inception*	-0.12%	-0.12%

Class I Shares†
1 Year	29.88%	29.88%
5 Years	-7.88%	-7.88%
Since Inception*	0.24%	0.24%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.41%, 2.19%, 2.13%, 1.11%, 1.59%, 1.28% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2013)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	12.19%
5 Years	-7.64%
10 Years	3.98%

Class B Shares
1 Year	12.30%
5 Years	-7.55%
10 Years(a)	3.81%

Class C Shares
1 Year	15.23%
5 Years	-7.52%
10 Years	3.68%

Advisor Class Shares†
1 Year	17.46%
5 Years	-6.56%
10 Years	4.74%

Class R Shares†
1 Year	16.92%
5 Years	-7.02%
Since Inception*	2.93%

Class K Shares†
1 Year	17.30%
5 Years	-6.75%
Since Inception*	-0.52%

Class I Shares†
1 Year	17.74%
5 Years	-6.38%
Since Inception*	-0.17%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,124.60	$7.84	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%
Class B
Actual	$1,000	$1,120.50	$11.63	2.20%
Hypothetical**	$1,000	$1,013.96	$11.05	2.20%
Class C
Actual	$1,000	$1,120.00	$11.58	2.19%
Hypothetical**	$1,000	$1,014.01	$11.00	2.19%
Advisor Class
Actual	$1,000	$1,126.50	$6.26	1.18%
Hypothetical**	$1,000	$1,019.05	$5.94	1.18%
Class R
Actual	$1,000	$1,123.40	$8.47	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%
Class K
Actual	$1,000	$1,125.00	$6.83	1.29%
Hypothetical**	$1,000	$1,018.50	$6.49	1.29%
Class I
Actual	$1,000	$1,127.50	$4.46	0.84%
Hypothetical**	$1,000	$1,020.74	$4.23	0.84%

*    Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**   Assumes 5% annual return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Expense Example

PORTFOLIO SUMMARY

May 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $552.0

*	All data are as of May 31, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Belgium, Denmark, Israel, Mexico, Poland, Portugal and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
GlaxoSmithKline PLC	$15,780,823	2.9%
Roche Holding AG	14,179,482	2.6
BP PLC	13,064,943	2.4
HSBC Holdings PLC	11,342,802	2.0
ING Groep NV	9,578,091	1.7
Nippon Telegraph & Telephone Corp.	9,429,981	1.7
Vodafone Group PLC	9,389,946	1.7
ENI SpA	9,142,083	1.6
Mitsubishi UFJ Financial Group, Inc.	8,748,793	1.6
Volkswagen AG (Preference Shares)	8,626,443	1.6
	$109,283,387	19.8%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 25.0%
Capital Markets – 3.5%
Credit Suisse Group AG(a)	160,099	$4,731,933
Deutsche Bank AG (REG)	129,266	6,005,940
Macquarie Group Ltd.	205,500	8,379,577

		19,117,450

Commercial Banks – 12.9%
Australia & New Zealand Banking Group Ltd.	130,710	3,409,606
Banco do Brasil SA	398,100	4,676,532
Bank Hapoalim BM(a)	194,885	901,766
Barclays PLC	1,082,180	5,183,781
BNP Paribas SA	36,500	2,135,964
China Construction Bank Corp. – Class H	2,548,000	2,057,536
HSBC Holdings PLC	1,033,887	11,342,802
KB Financial Group, Inc.	137,743	4,470,985
Lloyds Banking Group PLC(a)	2,768,620	2,573,268
Mitsubishi UFJ Financial Group, Inc.	1,507,500	8,748,793
Mizuho Financial Group, Inc.	937,400	1,784,728
National Australia Bank Ltd.	258,690	7,116,763
Sberbank of Russia (Sponsored ADR)	299,025	3,660,066
Societe Generale SA(b)	212,096	8,458,839
Sumitomo Mitsui Financial Group, Inc.	116,000	4,579,653

		71,101,082

Diversified Financial Services – 2.5%
ING Groep NV(a)	1,027,175	9,578,091
ORIX Corp.	332,800	4,413,584

		13,991,675

Insurance – 3.5%
Aegon NV	687,900	4,693,401
AIA Group Ltd.	273,800	1,210,468
Allianz SE	23,465	3,624,556
Aviva PLC	617,970	3,105,507
Muenchener Rueckversicherungs AG	15,430	2,878,078
Suncorp Group Ltd.	326,310	3,863,602

		19,375,612

Real Estate Investment Trusts (REITs) – 1.4%
Mexico Real Estate Management SA de CV(a)	654,570	1,622,306
Stockland	1,048,350	3,635,636
Westfield Group	231,550	2,541,504

		7,799,446

Real Estate Management & Development – 1.2%
China Overseas Land & Investment Ltd.	734,000	2,171,106
Evergrande Real Estate Group Ltd.(b)	6,397,000	2,551,639
Wharf Holdings Ltd.	236,000	2,095,803

		6,818,548

		138,203,813

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 14.3%
Auto Components – 3.2%
Cie Generale des Etablissements Michelin – Class B(b)	83,870	$7,319,354
GKN PLC	960,270	4,306,571
Valeo SA	87,910	5,857,962

		17,483,887

Automobiles – 6.7%
Bayerische Motoren Werke AG	45,120	4,281,809
Honda Motor Co., Ltd.	176,600	6,556,231
Kia Motors Corp.	80,700	4,187,836
Mazda Motor Corp.(a)	1,118,000	4,300,787
Nissan Motor Co., Ltd.	532,600	5,751,512
Renault SA	39,000	3,010,030
Volkswagen AG (Preference Shares)	39,720	8,626,443

		36,714,648

Hotels, Restaurants & Leisure – 0.8%
Autogrill SpA	71,170	931,746
Melco Crown Entertainment Ltd. (ADR)(a)	155,680	3,702,070

		4,633,816

Household Durables – 0.5%
Sony Corp.	153,000	3,025,222

Leisure Equipment & Products – 0.4%
Namco Bandai Holdings, Inc.	125,800	2,039,122

Multiline Retail – 0.2%
Myer Holdings Ltd.(b)	439,590	1,023,028

Specialty Retail – 1.8%
Kingfisher PLC	402,700	2,097,997
Shimamura Co., Ltd.	21,500	2,469,939
Yamada Denki Co., Ltd.(b)	149,280	5,630,924

		10,198,860

Textiles, Apparel & Luxury Goods – 0.7%
Cie Financiere Richemont SA (SWX Europe)	42,780	3,782,657

		78,901,240

Consumer Staples – 9.3%
Beverages – 1.2%
Anheuser-Busch InBev NV	27,570	2,538,790
Asahi Group Holdings Ltd.	167,700	4,020,974

		6,559,764

Food & Staples Retailing – 2.9%
Koninklijke Ahold NV	397,890	6,451,369
Tesco PLC	725,800	4,019,033
Wesfarmers Ltd.	47,030	1,757,183
WM Morrison Supermarkets PLC	934,661	3,882,514

		16,110,099

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 1.1%
Danone SA	36,290	$2,679,484
Nestle SA	54,400	3,603,706

		6,283,190

Household Products – 0.4%
Reckitt Benckiser Group PLC	33,630	2,404,830

Tobacco – 3.7%
British American Tobacco PLC	118,050	6,486,692
Imperial Tobacco Group PLC	210,970	7,570,603
Japan Tobacco, Inc.	180,400	6,139,552

		20,196,847

		51,554,730

Energy – 9.0%
Energy Equipment & Services – 1.6%
Aker Solutions ASA	290,160	4,275,747
Seadrill Ltd.	112,960	4,568,629

		8,844,376

Oil, Gas & Consumable Fuels – 7.4%
BP PLC	1,827,980	13,064,943
ENI SpA	402,000	9,142,083
Gazprom OAO (Sponsored ADR)	515,690	3,903,773
JX Holdings, Inc.	673,700	3,273,003
Petroleo Brasileiro SA (Sponsored ADR)	217,980	4,063,147
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	218,343	7,290,961

		40,737,910

		49,582,286

Materials – 8.9%
Chemicals – 3.3%
Arkema SA(b)	39,250	4,037,650
BASF SE	21,250	2,059,450
Denki Kagaku Kogyo KK	520,000	1,725,446
Incitec Pivot Ltd.	983,300	2,713,464
Koninklijke DSM NV	70,331	4,614,456
Teijin Ltd.	670,000	1,515,347
Ube Industries Ltd./Japan	904,000	1,746,889

		18,412,702

Construction Materials – 0.5%
Taiheiyo Cement Corp.	939,000	2,705,544

Metals & Mining – 5.1%
Anglo American PLC	144,160	3,303,035
Dowa Holdings Co., Ltd.	255,700	2,120,405
Glencore International PLC	477,538	2,322,420
KGHM Polska Miedz SA	53,430	2,387,029
MMC Norilsk Nickel OJSC (ADR)	391,130	5,663,562
Rio Tinto PLC	167,190	7,140,807

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Vale SA (Sponsored ADR) (Local Preference Shares)	362,570	$4,887,444

		27,824,702

		48,942,948

Industrials – 8.8%
Aerospace & Defense – 3.0%
European Aeronautic Defence and Space Co. NV(b)	127,817	7,359,774
Safran SA(b)	89,390	4,751,474
Zodiac Aerospace	32,290	4,253,490

		16,364,738

Airlines – 1.9%
Japan Airlines Co., Ltd.	89,700	4,597,806
Qantas Airways Ltd.(a)	2,479,620	3,750,847
Turk Hava Yollari	487,200	2,257,817

		10,606,470

Building Products – 0.6%
Asahi Glass Co., Ltd.	471,000	3,352,254

Electrical Equipment – 1.3%
Sumitomo Electric Industries Ltd.	613,700	7,341,149

Industrial Conglomerates – 0.6%
Siemens AG	30,850	3,251,971

Machinery – 0.4%
IHI Corp.	580,000	2,121,375

Road & Rail – 0.3%
Tokyu Corp.	295,000	1,836,390

Trading Companies & Distributors – 0.7%
Mitsubishi Corp.	224,500	3,879,877

		48,754,224

Health Care – 8.7%
Biotechnology – 1.3%
Actelion Ltd.(a)	120,490	7,197,116

Pharmaceuticals – 7.4%
Bayer AG	10,650	1,138,137
GlaxoSmithKline PLC	609,930	15,780,823
Novartis AG	108,290	7,757,029
Roche Holding AG	57,190	14,179,482
Teva Pharmaceutical Industries Ltd.	52,430	2,008,391

		40,863,862

		48,060,978

Information Technology – 6.3%
Computers & Peripherals – 0.9%
Fujitsu Ltd.	1,158,000	4,793,748

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 1.2%
LG Display Co., Ltd.(a)	240,080	$6,609,940

Semiconductors & Semiconductor Equipment – 3.8%
Samsung Electronics Co., Ltd.	6,320	8,515,315
SK Hynix, Inc.(a)	189,820	5,324,824
Sumco Corp.	328,900	3,944,609
Tokyo Electron Ltd.	65,400	3,216,895

		21,001,643

Software – 0.4%
Nintendo Co., Ltd.	23,200	2,291,143

		34,696,474

Telecommunication Services – 5.4%
Diversified Telecommunication Services – 3.2%
Nippon Telegraph & Telephone Corp.	191,200	9,429,981
TDC A/S	482,954	3,776,224
Vivendi SA	220,213	4,310,087

		17,516,292

Wireless Telecommunication Services – 2.2%
NTT DoCoMo, Inc.	1,979	2,891,351
Vodafone Group PLC	3,240,025	9,389,946

		12,281,297

		29,797,589

Utilities – 3.1%
Electric Utilities – 1.5%
EDP - Energias de Portugal SA	1,299,356	4,190,261
Electricite de France SA(b)	180,990	4,107,040

		8,297,301

Multi-Utilities – 1.6%
Centrica PLC	747,120	4,296,459
National Grid PLC	371,200	4,413,720

		8,710,179

		17,007,480

Total Investments Before Security Lending Collateral for Securities Loaned – 98.8% (cost $497,381,573)		545,501,762

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 7.4%
Investment Companies – 7.4%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $40,843,379)	40,843,379	$40,843,379

Total Investments – 106.2% (cost $538,224,952)		586,345,141
Other assets less liabilities – (6.2)%		(34,326,788)

Net Assets – 100.0%		$552,018,353

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	39	June 2013	$1,340,950	$1,406,147	$65,197

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	2,363	USD	3,515	6/13/13	$(74,744)
Barclays Bank PLC Wholesale	HKD	48,520	USD	6,254	6/13/13	2,764
Barclays Bank PLC Wholesale	JPY	281,973	USD	2,941	6/13/13	134,426
Barclays Bank PLC Wholesale	USD	4,736	CHF	4,418	6/13/13	(115,782)
Barclays Bank PLC Wholesale	USD	43,694	EUR	33,325	6/13/13	(378,222)
BNP Paribas SA	AUD	16,668	USD	16,197	6/13/13	255,718
BNP Paribas SA	GBP	22,896	USD	34,163	6/13/13	(623,172)
BNP Paribas SA	JPY	2,509,802	USD	25,303	6/13/13	317,369
BNP Paribas SA	AUD	16,569	USD	15,995	9/17/13	253,573
Citibank, NA	AUD	4,388	USD	4,465	6/13/13	268,233
Citibank, NA	USD	59,652	JPY	5,644,984	6/13/13	(3,456,078)
Credit Suisse International	NOK	161,670	USD	27,667	6/13/13	128,275
Credit Suisse International	USD	19,047	GBP	12,535	6/13/13	(2,357)
Credit Suisse International	USD	18,611	NOK	107,401	6/13/13	(316,534)
Deutsche Bank AG London	AUD	1,957	USD	2,036	6/13/13	164,033
Deutsche Bank AG London	USD	9,547	EUR	7,376	6/13/13	39,908
Goldman Sachs Capital Markets LP	AUD	6,432	USD	6,584	6/13/13	432,614
Goldman Sachs Capital Markets LP	USD	8,526	NZD	9,975	6/13/13	(602,522)
HSBC BankUSA	GBP	5,853	USD	8,805	6/13/13	(87,508)

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC BankUSA	HKD	75,139	USD	9,691	6/13/13	$10,750
Royal Bank of Canada	CAD	3,121	USD	3,062	6/13/13	52,113
Royal Bank of Scotland PLC	EUR	23,069	USD	29,978	6/13/13	(7,163)
Royal Bank of Scotland PLC	JPY	8,313,141	USD	87,288	6/13/13	4,530,632
Royal Bank of Scotland PLC	USD	8,526	AUD	8,251	6/13/13	(634,641)
Royal Bank of Scotland PLC	USD	3,024	CAD	3,121	6/13/13	(14,424)
Royal Bank of Scotland PLC	USD	9,211	CHF	8,655	6/13/13	(159,464)
Royal Bank of Scotland PLC	USD	28,245	GBP	18,577	6/13/13	(20,695)
Royal Bank of Scotland PLC	USD	7,323	NOK	41,693	6/13/13	(220,585)
Royal Bank of Scotland PLC	USD	29,072	SEK	185,318	6/13/13	(1,097,993)
Standard Chartered Bank	KRW	28,358,215	USD	25,673	6/13/13	594,897
Standard Chartered Bank	USD	9,690	HKD	75,139	6/13/13	(10,456)
UBS AG	USD	21,934	AUD	21,194	6/13/13	(1,663,259)
Westpac Banking Corp.	USD	4,363	HKD	33,868	6/13/13	487

						$(2,299,807)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

OJSC – Open Joint Stock Company

REG – Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $497,381,573)	$545,501,762	(a)
Affiliated issuers (cost $40,843,379 – investment of cash collateral for securities loaned)	40,843,379
Cash	106,764	(b)
Foreign currencies, at value (cost $2,788,592)	2,780,558
Unrealized appreciation of forward currency exchange contracts	7,185,792
Dividends and interest receivable	6,267,946
Receivable for investment securities sold and foreign currency transactions	2,140,877
Receivable for shares of beneficial interest sold	448,960

Total assets	605,276,038

Liabilities
Due to custodian	292,345
Payable for collateral received on securities loaned	40,843,379
Unrealized depreciation of forward currency exchange contracts	9,485,599
Payable for shares of beneficial interest redeemed	1,193,712
Advisory fee payable	389,650
Distribution fee payable	190,179
Transfer Agent fee payable	188,381
Payable for investment securities purchased	135,899
Administrative fee payable	11,485
Payable for variation margin on futures	11,404
Accrued expenses	515,652

Total liabilities	53,257,685

Net Assets	$552,018,353

Composition of Net Assets
Paid-in capital	$5,279,926,796
Undistributed net investment income	1,252,072
Accumulated net realized loss on investment and foreign currency transactions	(4,774,942,044)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	45,781,529

	$552,018,353

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$266,376,858	21,733,630	$12.26	*

B	$16,079,651	1,345,829	$11.95

C	$87,066,426	7,288,999	$11.94

Advisor	$129,779,044	10,368,963	$12.52

R	$31,350,968	2,575,649	$12.17

K	$16,371,159	1,336,453	$12.25

I	$4,994,247	406,802	$12.28

(a)	Includes securities on loan with a value of $38,362,780 (see Note E).

(b)	An amount of $106,764 has been segregated to collateralize margin requirements for open futures outstanding at May 31, 2013.

*	The maximum offering price per share for Class A shares was $12.80 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $943,727)	$10,825,401
Affiliated issuers	11,571
Interest	322
Securities lending income	309,711	$11,147,005

Expenses
Advisory fee (see Note B)	2,228,625
Distribution fee—Class A	428,428
Distribution fee—Class B	93,149
Distribution fee—Class C	460,204
Distribution fee—Class R	84,388
Distribution fee—Class K	20,707
Transfer agency—Class A	487,653
Transfer agency—Class B	33,810
Transfer agency—Class C	158,539
Transfer agency—Advisor Class	239,461
Transfer agency—Class R	43,882
Transfer agency—Class K	16,565
Transfer agency—Class I	748
Custodian	117,781
Trustees’ fees	28,744
Registration fees	26,100
Administrative	24,794
Audit	22,695
Legal	20,747
Printing	1,914
Miscellaneous	29,027

Total expenses		4,567,961

Net investment income		6,579,044

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		10,997,609
Futures		526,038
Foreign currency transactions		16,716,977
Net change in unrealized appreciation/depreciation of:
Investments		41,285,643
Futures		21,594
Foreign currency denominated assets and liabilities		(5,755,023)

Net gain on investment and foreign currency transactions		63,792,838

Contributions from Adviser (see Note B)		7

Net Increase in Net Assets from Operations		$70,371,889

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,579,044	$20,135,371
Net realized gain (loss) on investment and foreign currency transactions	28,240,624	(149,995,634)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	35,552,214	155,845,559
Contributions from Adviser (see Note B)	7	– 0	–

Net increase in net assets from operations	70,371,889	25,985,296
Dividends to Shareholders from
Net investment income
Class A	(8,913,235)	(21,821,833)
Class B	(452,649)	(993,626)
Class C	(2,239,954)	(4,496,985)
Advisor Class	(4,715,380)	(12,797,179)
Class R	(1,032,740)	(1,867,054)
Class K	(501,174)	(1,490,522)
Class I	(622,627)	(9,565,426)
Transactions in Shares of Beneficial Interest
Net decrease	(106,852,233)	(611,779,401)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	163,729

Total decrease	(54,958,103)	(638,663,001)
Net Assets
Beginning of period	606,976,456	1,245,639,457

End of period (including undistributed net investment income of $1,252,072 and $13,150,787, respectively)	$552,018,353	$606,976,456

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$6,298,838		$131,904,975		$	– 0	–	$138,203,813
Consumer Discretionary	3,702,070		75,199,170			– 0	–	78,901,240
Consumer Staples	– 0	–	51,554,730			– 0	–	51,554,730
Energy	7,966,920		41,615,366			– 0	–	49,582,286
Materials	10,551,006		38,391,942			– 0	–	48,942,948
Industrials	– 0	–	48,754,224			– 0	–	48,754,224
Health Care	– 0	–	48,060,978			– 0	–	48,060,978
Information Technology	– 0	–	34,696,474			– 0	–	34,696,474
Telecommunication Services	– 0	–	29,797,589			– 0	–	29,797,589
Utilities	– 0	–	17,007,480			– 0	–	17,007,480
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	40,843,379		– 0	–		– 0	–	40,843,379

Total Investments in Securities	69,362,213		516,982,928	+		– 0	–	586,345,141
Other Financial Instruments* :
Assets:
Futures	– 0	–	65,197			– 0	–	65,197	#
Forward Currency Exchange Contracts	– 0	–	7,185,792			– 0	–	7,185,792
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(9,485,599)			– 0	–	(9,485,599)

Total^	$69,362,213		$514,748,318		$	– 0	–	$584,110,531

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the six months ended May 31, 2013, the Adviser reimbursed the Fund $7 for trading losses incurred due to a trade entry error.

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2013, the reimbursement for such services amounted to $24,794.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $291,072 for the six months ended May 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,348 from the sale of Class A shares and received $4,516, $3,442 and $2,339 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)			Dividend Income (000)
$ – 0 –	$69,741	$69,741	$	– 0	–	$1

Brokerage commissions paid on investment transactions for the six months ended May 31, 2013 amounted to $453,571, of which $0 and $1,576, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,663,768, $6,078,623, $2,148,590 and $2,312,189 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$161,645,526		$267,565,633
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$78,352,310
Gross unrealized depreciation	(30,232,121)

Net unrealized appreciation	$48,120,189

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2013, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of May 31, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $5,719,943. If a trigger event had occurred at May 31, 2013, for those derivatives in a net liability position, an amount of $5,719,943 would be required to be posted by the Fund.

At May 31, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$65,197	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	7,185,792		Unrealized depreciation of forward currency exchange contracts	$9,485,599

Total		$7,250,989			$9,485,599

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the portfolio of investments.

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$526,038	$21,594

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	16,832,130	(5,431,907)

Total		$17,358,168	$(5,410,313)

The following table represents the volume of the Fund’s derivative transactions during the six months ended May 31, 2013:

Futures:
Average original value of buy contracts	$3,833,907

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$225,634,267
Average principal amount of sale contracts	$233,980,282

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2013, the Fund had securities on loan with a value of $38,362,780 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $40,843,379. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $309,711 and $10,703 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 24,528	$229,165	$212,850	$40,843	$11

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012

Class A
Shares sold	1,361,663	3,972,131	$16,319,113	$43,331,536

Shares issued in reinvestment of dividends	716,652	1,921,359	8,248,667	20,039,773

Shares converted from Class B	220,183	298,324	2,616,390	3,258,762

Shares redeemed	(6,250,545)	(24,813,088)	(74,355,745)	(268,066,237)

Net decrease	(3,952,047)	(18,621,274)	$(47,171,575)	$(201,436,166)

Class B
Shares sold	9,542	33,409	$111,073	$360,033

Shares issued in reinvestment of dividends	36,200	87,458	407,617	892,066

Shares converted to Class A	(225,465)	(306,225)	(2,616,390)	(3,258,762)

Shares redeemed	(250,533)	(736,689)	(2,932,616)	(7,886,779)

Net decrease	(430,256)	(922,047)	$(5,030,316)	$(9,893,442)

Class C
Shares sold	297,646	533,331	$3,459,249	$5,650,069

Shares issued in reinvestment of dividends	177,332	397,284	1,996,756	4,052,295

Shares redeemed	(1,540,577)	(4,403,456)	(17,914,760)	(46,995,120)

Net decrease	(1,065,599)	(3,472,841)	$(12,458,755)	$(37,292,756)

Advisor Class
Shares sold	858,438	2,162,406	$10,585,275	$23,745,021

Shares issued in reinvestment of dividends	317,663	930,456	3,729,357	9,890,748

Shares redeemed	(3,019,707)	(16,160,692)	(36,921,466)	(180,090,075)

Net decrease	(1,843,606)	(13,067,830)	$(22,606,834)	$(146,454,306)

Class R
Shares sold	322,588	660,317	$3,835,356	$7,144,237

Shares issued in reinvestment of dividends	90,244	180,000	1,032,391	1,866,605

Shares redeemed	(927,088)	(1,631,736)	(10,956,099)	(17,555,743)

Net decrease	(514,256)	(791,419)	$(6,088,352)	$(8,544,901)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012

Class K
Shares sold	133,964	425,758	$1,598,208	$4,640,098

Shares issued in reinvestment of dividends	43,581	143,319	501,174	1,490,522

Shares redeemed	(242,652)	(2,583,392)	(2,890,011)	(27,702,923)

Net decrease	(65,107)	(2,014,315)	$(790,629)	$(21,572,303)

Class I
Shares sold	48,579	453,211	$578,399	$5,183,610

Shares issued in reinvestment of dividends	11,503	907,393	132,288	9,464,106

Shares redeemed	(1,158,447)	(18,354,712)	(13,416,459)	(201,233,243)

Net decrease	(1,098,365)	(16,994,108)	$(12,705,772)	$(186,585,527)

For the year ended November 30, 2012, the Fund received $163,729 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$53,032,625	$91,883,524

Total taxable distributions paid	$53,032,625	$91,883,524

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$18,407,193
Accumulated capital and other losses	(4,795,595,639	)(a)
Unrealized appreciation/(depreciation)	(2,614,123	)(b)

Total accumulated earnings/(deficit)	$(4,779,802,569)

(a)	As of November 30, 2012, the Fund had a net capital loss carryforward of $4,795,595,639.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2012, the Fund had a net capital loss carryforward of $4,795,595,639 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$910,262,011	N/A	2016
3,355,600,017	N/A	2017
200,531,013	N/A	2018
123,201,431	N/A	2019
44,008,924	$ 161,992,243	No expiration

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.24	$ 11.31	$ 13.07	$ 13.55	$ 9.78	$ 24.18

Income From Investment Operations
Net investment income(a)	.14	.25	.24	.17	.20	(b)	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.24	.18	(1.55)	(.48)	3.57	(13.46)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.38	.43	(1.31)	(.31)	3.77	(13.01)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.50)	(.45)	(.17)	– 0	–	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.36)	(.50)	(.45)	(.17)	– 0	–	(1.39)

Net asset value, end of period	$ 12.26	$ 11.24	$ 11.31	$ 13.07	$ 13.55	$ 9.78

Total Return
Total investment return based on net asset value(d)	12.46%	4.16	%*†	(10.60)%	(2.30)%	38.55	%**	(56.98)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$266	$289	$501	$971	$1,810	$2,118
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48	%(e)	1.41%	1.38%	1.33	%(f)	1.27%	1.14%
Expenses, before waivers/reimbursements	1.48	%(e)	1.41%	1.38%	1.33	%(f)	1.29%	1.14%
Net investment income	2.27	%(e)	2.33%	1.81%	1.30	%(f)	1.89	%(b)	2.45%
Portfolio turnover rate	28%	34%	52%	41%	48%	38%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.91	$ 10.95	$ 12.65	$ 13.12	$ 9.55	$ 23.65

Income From Investment Operations
Net investment income(a)	.09	.16	.13	.07	.12	(b)	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.21	.18	(1.50)	(.46)	3.45	(13.16)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.30	.34	(1.37)	(.39)	3.57	(12.86)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.38)	(.33)	(.08)	– 0	–	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.26)	(.38)	(.33)	(.08)	– 0	–	(1.24)

Net asset value, end of period	$ 11.95	$ 10.91	$ 10.95	$ 12.65	$ 13.12	$ 9.55

Total Return
Total investment return based on net asset value(d)	12.05%	3.30	%*†	(11.29)%	(3.01)%	37.38	%**	(57.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,080	$19,381	$29,540	$54,223	$87,475	$94,538
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20	%(e)	2.19%	2.16%	2.10	%(f)	2.04%	1.88%
Expenses, before waivers/reimbursements	2.20	%(e)	2.19%	2.16%	2.10	%(f)	2.07%	1.88%
Net investment income	1.47	%(e)	1.51%	1.04%	.58	%(f)	1.10	%(b)	1.66%
Portfolio turnover rate	28%	34%	52%	41%	48%	38%

See footnote summary on page 44.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.92	$ 10.97	$ 12.67	$ 13.14	$ 9.56	$ 23.66

Income From Investment Operations
Net investment income(a)	.09	.17	.14	.08	.12	(b)	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.20	.17	(1.51)	(.47)	3.46	(13.18)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.29	.34	(1.37)	(.39)	3.58	(12.86)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.39)	(.33)	(.08)	– 0	–	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.27)	(.39)	(.33)	(.08)	– 0	–	(1.24)

Net asset value, end of period	$ 11.94	$ 10.92	$ 10.97	$ 12.67	$ 13.14	$ 9.56

Total Return
Total investment return based on net asset value(d)	12.00%	3.36	%*†	(11.27)%	(3.00)%	37.45	%**	(57.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,066	$91,261	$129,755	$226,241	$358,950	$419,340
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.19	%(e)	2.13%	2.11%	2.06	%(f)	2.00%	1.86%
Expenses, before waivers/reimbursements	2.19	%(e)	2.13%	2.11%	2.06	%(f)	2.02%	1.86%
Net investment income	1.58	%(e)	1.57%	1.09%	.63	%(f)	1.13	%(b)	1.72%
Portfolio turnover rate	28%	34%	52%	41%	48%	38%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.49	$ 11.55	$ 13.36	$ 13.84	$ 9.96	$ 24.60

Income From Investment Operations
Net investment income(a)	.16	.29	.28	.22	.24	(b)	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.27	.18	(1.59)	(.48)	3.64	(13.71)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.43	.47	(1.31)	(.26)	3.88	(13.19)

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.53)	(.50)	(.22)	– 0	–	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.40)	(.53)	(.50)	(.22)	– 0	–	(1.45)

Net asset value, end of period	$ 12.52	$ 11.49	$ 11.55	$ 13.36	$ 13.84	$ 9.96

Total Return
Total investment return based on net asset value(d)	12.65%	4.46	%*†	(10.39)%	(1.95)%	38.96	%**	(56.87)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$130	$140	$292	$827	$1,196	$1,418
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18	%(e)	1.11%	1.10%	1.03	%(f)	.97%	.84%
Expenses, before waivers/reimbursements	1.18	%(e)	1.11%	1.10%	1.03	%(f)	.99%	.84%
Net investment income	2.57	%(e)	2.57%	2.08%	1.68	%(f)	2.14	%(b)	2.77%
Portfolio turnover rate	28%	34%	52%	41%	48%	38%

See footnote summary on page 44.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 11.16		$ 11.24		$ 13.00		$ 13.41		$ 9.70		$ 24.02

Income From Investment Operations
Net investment income(a)	.13		.23		.22		.15		.20	(b)	.35	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23		.17		(1.56)		(.48)		3.51		(13.30)
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.36		.40		(1.34)		(.33)		3.71		(12.95)

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.48)		(.42)		(.08)		– 0	–	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.35)		(.48)		(.42)		(.08)		– 0	–	(1.37)

Net asset value, end of period	$ 12.17		$ 11.16		$ 11.24		$ 13.00		$ 13.41		$ 9.70

Total Return
Total investment return based on net asset value(d)	12.34%		3.92	%*†	(10.83)%		(2.46)%		38.25	%**	(57.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,351		$34,488		$43,628		$71,023		$106,675		$177,471
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(e)	1.59%		1.56%		1.56	%(f)	1.47%		1.40%
Expenses, before waivers/reimbursements	1.60	%(e)	1.59%		1.56%		1.56	%(f)	1.48%		1.46%
Net investment income	2.13	%(e)	2.16%		1.65%		1.12	%(f)	1.78	%(b)	2.10	%(b)
Portfolio turnover rate	28%		34%		52%		41%		48%		38%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 11.23		$ 11.26		$ 13.03		$ 13.50		$ 9.74		$ 24.10

Income From Investment Operations
Net investment income(a)	.15		.27		.25		.18		.22	(b)	.46	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23		.17		(1.54)		(.46)		3.54		(13.41)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.38		.44		(1.29)		(.28)		3.76		(12.95)

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.47)		(.48)		(.19)		– 0	–	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.36)		(.47)		(.48)		(.19)		– 0	–	(1.41)

Net asset value, end of period	$ 12.25		$ 11.23		$ 11.26		$ 13.03		$ 13.50		$ 9.74

Total Return
Total investment return based on net asset value(d)	12.50%		4.28	%*†	(10.52)%		(2.13)%		38.60	%**	(56.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,371		$15,737		$38,454		$131,756		$183,997		$163,512
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.29	%(e)	1.28%		1.25%		1.25	%(f)	1.17%		1.15%
Expenses, before waivers/reimbursements	1.29	%(e)	1.28%		1.25%		1.25	%(f)	1.18%		1.16%
Net investment income	2.52	%(e)	2.54%		1.91%		1.43	%(f)	2.02	%(b)	2.50	%(b)
Portfolio turnover rate	28%		34%		52%		41%		48%		38%

See footnote summary on page 44.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.30	$ 11.40	$ 13.20	$ 13.68	$ 9.83	$ 24.28

Income From Investment Operations
Net investment income(a)	.15	.30	.30	.25	.25	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	.19	(1.56)	(.49)	3.60	(13.52)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.41	.49	(1.26)	(.24)	3.85	(12.98)

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.59)	(.54)	(.24)	– 0	–	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.43)	(.59)	(.54)	(.24)	– 0	–	(1.47)

Net asset value, end of period	$ 12.28	$ 11.30	$ 11.40	$ 13.20	$ 13.68	$ 9.83

Total Return
Total investment return based on net asset value(d)	12.75%	4.75	%*†	(10.23)%	(1.78)%	39.17	%**	(56.81)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,994	$17,001	$210,944	$387,780	$575,955	$650,777
Ratio to average net assets of:
Expenses	.84	%(e)	.85%	.86%	.86	%(f)	.80%	.76%
Net investment income	2.59	%(e)	2.70%	2.28%	1.86	%(f)	2.31%	2.93%
Portfolio turnover rate	28%	34%	52%	41%	48%	38%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.02%.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.01%.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.02%.

See	notes to financial statements.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and
John H. Dobkin(1)	Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,	Takeo Aso(2), Vice President
Senior Vice President and	Avi Lavi(2), Vice President
Independent Compliance Officer	Emilie D. Wrapp, Secretary
Sharon E. Fay(2), Senior Vice President	Joseph J. Mantineo, Treasurer and
Kevin F. Simms(2), Senior Vice President	Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust
Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Ms. Fay and Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Fund (the “Fund”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the Index) the period since inception (March 2001 inception). The trustees noted that the Fund was 2nd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 1-year period and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 3-, 5- and 10-year periods. The trustees noted the small number of other funds in the Performance Group. The Fund lagged the Index in all periods. The trustees also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper International Large Cap Value Funds Average but lagged the Index.

The trustees noted that they had discussed with the Adviser their concerns about the investment performance of the Fund over time as compared to both its benchmark and its peers and that the Adviser had reviewed with them various steps that it had taken, including the restructuring of the Adviser’s research and portfolio management teams and related modifications to its investment process, and other changes intended to improve investment performance. They further noted the Adviser’s longstanding view that its high conviction style of value investing was out of favor but would over time result in outperformance by the Fund. The trustees noted that the Fund’s relative investment performance had improved in the first quarter of 2013, but they continued to be concerned about the Fund’s performance over time and the lack of sustained improvement in it. After further discussion with the Adviser and consideration of the Adviser’s response to their concerns, the trustees concluded that they continued to have confidence in the Adviser’s ability to advise the Fund but informed the Adviser that, in light of the Fund’s persistent weak relative performance, they would

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

continue to monitor closely the Fund and the impact of the steps taken by the Adviser with a view to improving investment performance. They also informed the Adviser that they would undertake a further close review in six months, and that they would consider taking additional action if they were not satisfied with the Adviser’s progress in improving investment performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that although the institutional fee schedule started at a rate different from the Fund’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Fund. The application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund. The trustees also considered that a portfolio of a fund advised by the Adviser (the “SCB Portfolio”) pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser is waiving, effective November 1, 2011 through October 31, 2013, 5 basis points of the advisory fee payable by the SCB Portfolio under its contract.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that, because of the small number of funds in the Fund’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio was higher than the Expense Group median and about the same as the Expense Universe median. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Trustees on April 30-May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 3/31/13 ($MIL)	Fund
International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$565.1	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $52,120 (0.005% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
International Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.11 1.41 2.19 2.13 1.59 1.28 0.85	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets:7

Fund	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund[8]	$565.1	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on the balance Minimum Account Size: $25m	0.435%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below is the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2013 net assets.9

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Value Fund, Inc.[10]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2013.	0.875%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Fund is similar to the institutional account but has a higher exposure to emerging markets equity securities.

9	The international equity portfolios of the SCB Fund include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

10	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

that has a substantially similar investment style as the Fund. 11 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2013 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client # 1[12],[13]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

12	The client is an affiliate of the Adviser.

13	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)15 and the Fund’s contractual management fee ranking.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[17]	Lipper EG Median (%)	Lipper EG Rank
International Value Fund[18]	0.750	0.868	3/12

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

17	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

18	The Fund’s EG includes the Fund, two other International Large Cap Value Funds (“ILCV”) and nine International Large-Cap Core Funds (“ILCC”).

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.19

Fund	Total Expense Ratio (%)[20]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Fund[21]	1.407	1.387	7/12	1.410	15/33

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

21	The Fund’s EU includes the Fund, EG and all other ILCV and ILCC, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,093, $2,717,252 and $27,137 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $960,119 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund25 relative to its Lipper Performance Universe (“PU”)26 for the periods ended February 28, 2013.27

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Value Fund
1 year	2.58	2.58	6.83	2/3	13/15
3 year	1.18	2.00	4.06	3/3	15/15
5 year	-7.71	-3.31	-3.41	3/3	14/14
10 year	6.23	8.64	8.64	3/3	9/9

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)28 versus its benchmark.29 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending February 28, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
International Value Fund	2.58	1.18	-7.71	6.23	4.64	21.93	0.31	10
MSCI EAFE Index (Net)	9.84	6.85	-1.26	9.39	4.82	18.30	0.49	10
Inception Date: March 29, 2001

25	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

26	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

27	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

28	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

29	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

30	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	61

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

62	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0152-0513

SEMI-ANNUAL REPORT

AllianceBernstein

Value Fund

May 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 16, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2013.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2013.

For the six-month period, all share classes of the Fund rose and outperformed the benchmark. Security selection and sector selection were both positive contributors. Security selection in the technology, services and consumer cyclicals sectors added to returns, as did underweights in the utilities and industrial resource sectors; security selection in the energy, consumer growth and consumer staples sectors detracted.

For the 12-month period, with the exception of Class C and R shares, all share classes of the Fund outperformed the benchmark. Sector selection drove the outperformance, with an underweight in utilities and overweights in consumer growth and consumer cyclicals adding to returns. Security selection was also positive,

ALLIANCEBERNSTEIN VALUE FUND •	1

particularly in the industrial resources, consumer cyclicals and utilities sectors. In contrast, stock selection in the consumer growth and consumer staples sectors detracted, as did an overweight in technology.

The Fund did not employ leverage or derivatives during either period.

Market Review and Investment Strategy

Global equities surged in the 12-month period ended May 31, 2013, as action by the European Central Bank (“ECB”) and hopes of U.S. growth drove a liquidity-driven rally that supported risk assets. In Europe, the ECB said it would buy euro-government bonds of indebted nations in order to stabilize the currency union. Across the

Atlantic, the U.S. Federal Reserve (the “Fed”) announced an open-ended mortgage bond-buying program and pledged to extend the near-zero benchmark interest rate until the middle of 2015. However, optimism faded at the end of the period amid growing expectations that the Fed could begin to wind back its quantitative easing program at the end of 2013.

The U.S. Value Senior Investment Management Team is focused on finding what it views as attractively-valued opportunities (companies with robust cash flow generation and strong balance sheets whose stocks are trading at deep valuation discounts), which are widespread across most industry sectors and regions.

2	• ALLIANCEBERNSTEIN VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Value Fund†
Class A	21.67%	33.13%

Class B*	21.76%	33.09%

Class C	21.29%	32.20%

Advisor Class**	21.90%	33.36%

Class R**	21.50%	32.64%

Class K**	21.64%	32.98%

Class I**	21.98%	33.54%

Russell 1000 Value Index	19.35%	32.71%

†     Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the 12-month period ended May 31, 2013 by 0.12%.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2013
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	33.13%	27.49%
5 Years	1.71%	0.83%
10 Years	5.07%	4.61%

Class B Shares
1 Year	33.09%	29.09%
5 Years	1.60%	1.60%
10 Years(a)	4.83%	4.83%

Class C Shares
1 Year	32.20%	31.20%
5 Years	0.95%	0.95%
10 Years	4.30%	4.30%

Advisor Class Shares†
1 Year	33.36%	33.36%
5 Years	1.98%	1.98%
10 Years	5.37%	5.37%

Class R Shares†
1 Year	32.64%	32.64%
5 Years	1.37%	1.37%
Since Inception*	3.85%	3.85%

Class K Shares†
1 Year	32.98%	32.98%
5 years	1.66%	1.66%
Since Inception*	2.35%	2.35%

Class I Shares†
1 Year	33.54%	33.54%
5 Years	2.09%	2.09%
Since Inception*	2.70%	2.70%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.90%, 1.83%, 0.81%, 1.42%, 1.14% and 0.71% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/2003 for Class R shares; and 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2013)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	21.90%
5 Years	3.24%
10 Years	4.49%

Class B Shares
1 Year	23.20%
5 Years	4.03%
10 Years(a)	4.71%

Class C Shares
1 Year	25.22%
5 Years	3.33%
10 Years	4.16%

Advisor Class Shares†
1 Year	27.58%
5 Years	4.42%
10 Years	5.23%

Class R Shares†
1 Year	26.85%
5 Years	3.80%
Since Inception*	3.76%

Class K Shares†
1 Year	27.27%
5 years	4.11%
Since Inception*	2.27%

Class I Shares†
1 Year	27.71%
5 Years	4.53%
Since Inception*	2.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/2003 for Class R shares; and 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,216.70	$5.97	1.08%
Hypothetical**	$1,000	$1,019.55	$5.44	1.08%
Class B
Actual	$1,000	$1,217.60	$6.25	1.13%
Hypothetical**	$1,000	$1,019.30	$5.69	1.13%
Class C
Actual	$1,000	$1,212.90	$9.88	1.79%
Hypothetical**	$1,000	$1,016.01	$9.00	1.79%
Advisor Class
Actual	$1,000	$1,219.00	$4.32	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%
Class R
Actual	$1,000	$1,215.00	$7.84	1.42%
Hypothetical**	$1,000	$1,017.85	$7.14	1.42%
Class K
Actual	$1,000	$1,216.40	$6.13	1.11%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%
Class I
Actual	$1,000	$1,219.80	$3.76	0.68%
Hypothetical**	$1,000	$1,021.54	$3.43	0.68%

*    Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**  Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN VALUE FUND •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $402.9

TEN LARGEST HOLDINGS**

May 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$21,902,787	5.4%
Pfizer, Inc.	13,127,583	3.3
General Electric Co.	12,231,340	3.0
JPMorgan Chase & Co.	11,895,161	3.0
Citigroup, Inc.	11,583,372	2.9
Wells Fargo & Co.	11,386,440	2.8
Bank of America Corp.	11,281,794	2.8
Chevron Corp.	10,053,225	2.5
Hewlett-Packard Co.	8,515,254	2.1
Capital One Financial Corp.	7,853,877	1.9
	$119,830,833	29.7%

*	All data are as of May 31, 2013. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 28.4%
Capital Markets – 1.3%
Goldman Sachs Group, Inc. (The)	23,300	$3,776,464
State Street Corp.	23,100	1,528,758

		5,305,222

Commercial Banks – 5.8%
CIT Group, Inc.(a)	148,300	6,833,664
Fifth Third Bancorp	45,700	831,740
KeyCorp	54,900	591,822
Regions Financial Corp.	79,700	727,661
SunTrust Banks, Inc.	26,700	856,803
US Bancorp	65,800	2,306,948
Wells Fargo & Co.	280,800	11,386,440

		23,535,078

Consumer Finance – 3.4%
Capital One Financial Corp.	128,900	7,853,877
Discover Financial Services	118,700	5,627,567

		13,481,444

Diversified Financial Services – 8.6%
Bank of America Corp.	825,900	11,281,794
Citigroup, Inc.	222,800	11,583,372
JPMorgan Chase & Co.	217,900	11,895,161

		34,760,327

Insurance – 9.3%
American Financial Group, Inc./OH	45,300	2,199,768
American International Group, Inc.(a)	123,100	5,473,026
Berkshire Hathaway, Inc.(a)	25,800	2,943,006
Chubb Corp. (The)	57,600	5,016,960
Everest Re Group Ltd.	26,100	3,382,821
Fidelity National Financial, Inc. – Class A	106,500	2,802,015
Genworth Financial, Inc. – Class A(a)	107,400	1,160,994
MetLife, Inc.	10,900	481,889
PartnerRe Ltd.	44,800	4,061,120
Progressive Corp. (The)	28,600	729,014
Reinsurance Group of America, Inc. – Class A	40,000	2,635,600
Torchmark Corp.	33,300	2,148,183
Travelers Cos., Inc. (The)	22,700	1,900,444
XL Group PLC	76,300	2,398,109

		37,332,949

		114,415,020

Consumer Discretionary – 16.5%
Auto Components – 1.5%
Lear Corp.	40,300	2,417,194
Magna International, Inc. (New York) – Class A(b)	9,800	652,876
TRW Automotive Holdings Corp.(a)	49,200	3,116,820

		6,186,890

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.5%
Ford Motor Co.	377,000	$5,911,360

Household Durables – 1.2%
PulteGroup, Inc.(a)	215,800	4,659,122

Media – 6.8%
Comcast Corp. – Class A	133,300	5,351,995
Gannett Co., Inc.	57,900	1,244,850
News Corp. – Class A	139,700	4,485,767
Regal Entertainment Group – Class A	55,900	989,430
Time Warner Cable, Inc. – Class A	30,300	2,893,953
Time Warner, Inc.	44,900	2,620,813
Viacom, Inc. – Class B	86,400	5,692,896
Virgin Media, Inc.	79,400	3,943,004

		27,222,708

Multiline Retail – 1.3%
Macy’s, Inc.	112,900	5,457,586

Specialty Retail – 4.2%
Abercrombie & Fitch Co. – Class A	28,800	1,442,304
GameStop Corp. – Class A(b)	128,700	4,267,692
Home Depot, Inc. (The)	16,300	1,282,158
Lowe’s Cos., Inc.	75,300	3,170,883
Staples, Inc.	32,300	484,500
TJX Cos., Inc.	125,100	6,331,311

		16,978,848

		66,416,514

Energy – 14.9%
Energy Equipment & Services – 2.5%
Diamond Offshore Drilling, Inc.	42,600	2,931,306
Halliburton Co.	75,600	3,163,860
Helix Energy Solutions Group, Inc.(a)	78,800	1,880,168
Nabors Industries Ltd.	132,600	2,122,926

		10,098,260

Oil, Gas & Consumable Fuels – 12.4%
BP PLC (Sponsored ADR)	47,700	2,046,807
Chevron Corp.	81,900	10,053,225
Exxon Mobil Corp.	242,100	21,902,787
HollyFrontier Corp.	9,800	485,100
Marathon Petroleum Corp.	65,400	5,395,500
Phillips 66	29,600	1,970,472
Royal Dutch Shell PLC (ADR)	45,500	3,019,835
Valero Energy Corp.	128,400	5,216,892

		50,090,618

		60,188,878

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 12.2%
Biotechnology – 0.8%
Vertex Pharmaceuticals, Inc.(a)	40,300	$3,236,493

Health Care Equipment & Supplies – 1.1%
Medtronic, Inc.	90,700	4,626,607

Health Care Providers & Services – 3.4%
Aetna, Inc.	68,600	4,142,068
Health Net, Inc./CA(a)	63,200	2,014,184
WellPoint, Inc.	96,000	7,389,120

		13,545,372

Pharmaceuticals – 6.9%
Johnson & Johnson	77,600	6,532,368
Merck & Co., Inc.	113,700	5,309,790
Pfizer, Inc.	482,100	13,127,583
Roche Holding AG (Sponsored ADR)	43,500	2,711,790

		27,681,531

		49,090,003

Information Technology – 6.3%
Communications Equipment – 0.6%
Harris Corp.	48,300	2,421,279

Computers & Peripherals – 2.1%
Hewlett-Packard Co.	348,700	8,515,254

IT Services – 0.4%
Amdocs Ltd.	43,900	1,567,230

Semiconductors & Semiconductor Equipment – 1.7%
Applied Materials, Inc.	329,200	5,003,840
Micron Technology, Inc.(a)	138,200	1,614,176

		6,618,016

Software – 1.5%
CA, Inc.	21,400	584,434
Electronic Arts, Inc.(a)	116,970	2,689,140
Symantec Corp.(a)	129,800	2,906,222

		6,179,796

		25,301,575

Industrials – 6.2%
Aerospace & Defense – 0.3%
Northrop Grumman Corp.	14,800	1,219,372

Airlines – 1.0%
Delta Air Lines, Inc.(a)	210,700	3,794,707

Industrial Conglomerates – 3.0%
General Electric Co.	524,500	12,231,340

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 1.9%
Illinois Tool Works, Inc.	62,100	$4,355,073
Parker Hannifin Corp.	7,600	758,176
Terex Corp.(a)	30,400	1,090,448
Timken Co.	24,100	1,367,916

		7,571,613

		24,817,032

Consumer Staples – 4.7%
Beverages – 0.1%
Coca-Cola Enterprises, Inc.	13,800	512,808

Food & Staples Retailing – 1.8%
CVS Caremark Corp.	29,700	1,710,126
Kroger Co. (The)	168,600	5,676,762

		7,386,888

Household Products – 1.0%
Procter & Gamble Co. (The)	52,100	3,999,196

Tobacco – 1.8%
Altria Group, Inc.	101,900	3,678,590
Philip Morris International, Inc.	36,700	3,336,397

		7,014,987

		18,913,879

Utilities – 3.8%
Electric Utilities – 2.4%
American Electric Power Co., Inc.	36,200	1,658,684
Edison International	73,000	3,353,620
NV Energy, Inc.	200,500	4,699,720

		9,712,024

Gas Utilities – 0.7%
Atmos Energy Corp.	64,300	2,714,746

Multi-Utilities – 0.7%
CenterPoint Energy, Inc.	101,200	2,345,816
DTE Energy Co.	8,700	579,507

		2,925,323

		15,352,093

Materials – 3.5%
Chemicals – 2.7%
Axiall Corp.	42,100	1,816,615
Huntsman Corp.	173,300	3,370,685
LyondellBasell Industries NV	84,600	5,638,590

		10,825,890

Containers & Packaging – 0.8%
Rock-Tenn Co.	34,000	3,358,520

		14,184,410

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 2.0%
Diversified Telecommunication Services – 1.0%
AT&T, Inc.	117,900	$4,125,321

Wireless Telecommunication Services – 1.0%
Vodafone Group PLC (Sponsored ADR)	132,000	3,821,400

		7,946,721

Total Common Stocks (cost $316,556,798)		396,626,125

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $4,593,697)	4,593,697	4,593,697

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $321,150,495)		401,219,822

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AllianceBernstein Exchange Reserves. – Class I, 0.07%(c) (cost $5,084,175)	5,084,175	5,084,175

Total Investments – 100.8% (cost $326,234,670)		406,303,997
Other assets less liabilities – (0.8)%		(3,405,016)

Net Assets – 100.0%		$402,898,981

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $316,556,798)	$396,626,125	(a)
Affiliated issuers (cost $9,677,872—including investment of cash collateral for securities loaned of $5,084,175)	9,677,872
Receivable for investment securities sold	3,882,806
Dividends and interest receivable	1,096,820
Receivable for shares of beneficial interest sold	498,188

Total assets	411,781,811

Liabilities
Payable for collateral received on securities loaned	5,084,175
Payable for investment securities purchased	2,380,271
Payable for shares of beneficial interest redeemed	1,044,556
Advisory fee payable	200,566
Distribution fee payable	35,456
Transfer Agent fee payable	28,998
Administrative fee payable	9,894
Accrued expenses	98,914

Total liabilities	8,882,830

Net Assets	$402,898,981

Composition of Net Assets
Paid-in capital	$541,684,485
Undistributed net investment income	2,378,655
Accumulated net realized loss on investment and foreign currency transactions	(221,233,486)
Net unrealized appreciation on investments	80,069,327

	$402,898,981

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$58,471,675	5,066,230	$11.54	*

B	$3,747,678	324,289	$11.56

C	$16,954,730	1,473,429	$11.51

Advisor	$309,246,950	26,763,889	$11.55

R	$2,579,187	225,917	$11.42

K	$9,092,510	800,204	$11.36

I	$2,806,251	244,823	$11.46

(a)	Includes securities on loan with a value of $4,920,568 (see Note E).

*	The maximum offering price per share for Class A shares was $12.05 which reflects a sales charge of 4.25%.

See	notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $36,147)	$4,671,738
Affiliated issuers	3,596
Securities lending income	25,567	$4,700,901

Expenses
Advisory fee (see Note B)	1,059,085
Distribution fee—Class A	84,069
Distribution fee—Class B	19,403
Distribution fee—Class C	81,705
Distribution fee—Class R	6,021
Distribution fee—Class K	9,698
Transfer agency—Class A	31,439
Transfer agency—Class B	3,206
Transfer agency—Class C	9,843
Transfer agency—Advisor Class	165,007
Transfer agency—Class R	3,092
Transfer agency—Class K	7,758
Transfer agency—Class I	242
Custodian	68,405
Registration fees	33,950
Trustees’ fees	29,544
Administrative	23,415
Legal	20,991
Audit	20,575
Printing	18,017
Miscellaneous	8,864

Total expenses	1,704,329
Less: expenses waived by the Distributor (see Note C)	(13,582)

Net expenses		1,690,747

Net investment income		3,010,154

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		18,309,285
Net change in unrealized appreciation/depreciation of investments		53,625,512

Net gain on investment transactions		71,934,797

Net Increase in Net Assets from Operations		$74,944,951

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012
Increase in Net Assets from Operations
Net investment income	$3,010,154	$6,673,721
Net realized gain on investment and foreign currency transactions	18,309,285	26,141,271
Net change in unrealized appreciation/depreciation of investments	53,625,512	16,393,732

Net increase in net assets from operations	74,944,951	49,208,724
Dividends to Shareholders from
Net investment income
Class A	(872,994)	(844,424)
Class B	(56,975)	(75,338)
Class C	(129,188)	(101,682)
Advisor Class	(5,369,396)	(5,223,382)
Class R	(28,371)	(31,283)
Class K	(110,776)	(72,402)
Class I	(36,326)	(36,660)
Transactions in Shares of Beneficial Interest
Net decrease	(20,791,317)	(69,788,038)

Total increase (decrease)	47,549,608	(26,964,485)
Net Assets
Beginning of period	355,349,373	382,313,858

End of period (including undistributed net investment income of $2,378,655 and $5,972,527, respectively)	$402,898,981	$355,349,373

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN VALUE FUND •	17

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2013:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Financials	$114,415,020		$	– 0	–	$	– 0	–	$114,415,020
Consumer Discretionary	66,416,514			– 0	–		– 0	–	66,416,514
Energy	60,188,878			– 0	–		– 0	–	60,188,878
Health Care	46,378,213			2,711,790			– 0	–	49,090,003
Information Technology	25,301,575			– 0	–		– 0	–	25,301,575
Industrials	24,817,032			– 0	–		– 0	–	24,817,032
Consumer Staples	18,913,879			– 0	–		– 0	–	18,913,879
Utilities	15,352,093			– 0	–		– 0	–	15,352,093
Materials	14,184,410			– 0	–		– 0	–	14,184,410
Telecommunication Services	7,946,721			– 0	–		– 0	–	7,946,721
Short-Term Investments	4,593,697			– 0	–		– 0	–	4,593,697
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,084,175			– 0	–		– 0	–	5,084,175

Total Investments in Securities	403,592,207			2,711,790			– 0	–	406,303,997
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$403,592,207			$2,711,790		$	– 0	–	$406,303,997

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were de minimus transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2013, the reimbursement for such services amounted to $23,415.

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $130,359 for the six months ended May 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $619 from the sale of Class A shares and received $1,045, $509 and $325 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 2,792	$79,578	$77,776	$4,594	$2

Brokerage commissions paid on investment transactions for the six months ended May 31, 2013 amounted to $235,853, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the period August 1, 2007 through July 31, 2008, with respect to Class K shares, payments to the Distributor were voluntarily limited to .30% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2013, such waiver amounted to $13,582. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $492,032, $870,241, $131,122 and $64,056 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$105,271,989		$129,437,533
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$82,306,413
Gross unrealized depreciation	(2,237,086)

Net unrealized appreciation	$80,069,327

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2013.

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2013, the Fund had securities on loan with a value of $4,920,568 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $5,084,175. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

lending income of $25,567 and $1,861 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 4,852	$27,501	$27,269	$5,084	$2

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012

Class A
Shares sold	195,248	359,416	$2,072,037	$3,317,159

Shares issued in reinvestment of dividends	80,690	89,766	793,984	772,884

Shares converted from Class B	71,313	161,590	740,846	1,498,727

Shares redeemed	(717,696)	(2,009,746)	(7,540,586)	(18,442,696)

Net decrease	(370,445)	(1,398,974)	$(3,933,719)	$(12,853,926)

Class B
Shares sold	5,856	20,083	$61,473	$184,456

Shares issued in reinvestment of dividends	5,314	8,003	52,396	68,906

Shares converted to Class A	(71,220)	(161,581)	(740,846)	(1,498,727)

Shares redeemed	(26,269)	(158,197)	(272,533)	(1,465,396)

Net decrease	(86,319)	(291,692)	$(899,510)	$(2,710,761)

Class C
Shares sold	33,221	70,999	$357,598	$648,582

Shares issued in reinvestment of dividends	11,639	10,492	114,530	90,336

Shares redeemed	(197,497)	(440,817)	(2,046,885)	(4,047,555)

Net decrease	(152,637)	(359,326)	$(1,574,757)	$(3,308,637)

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012
Advisor Class
Shares sold	2,923,816	4,679,232	$30,841,099	$43,063,101

Shares issued in reinvestment of dividends	473,891	115,946	4,663,087	998,300

Shares redeemed	(4,914,195)	(10,224,004)	(51,961,962)	(94,529,566)

Net decrease	(1,516,488)	(5,428,826)	$(16,457,776)	$(50,468,165)

Class R
Shares sold	53,003	53,258	$551,011	$487,646

Shares issued in reinvestment of dividends	2,910	3,400	28,371	29,000

Shares redeemed	(62,368)	(166,655)	(654,631)	(1,487,373)

Net decrease	(6,455)	(109,997)	$(75,249)	$(970,727)

Class K
Shares sold	210,099	247,694	$2,186,412	$2,241,003

Shares issued in reinvestment of dividends	11,432	8,528	110,776	72,401

Shares redeemed	(77,804)	(154,071)	(798,158)	(1,430,788)

Net increase	143,727	102,151	$1,499,030	$882,616

Class I
Shares sold	71,391	1,825	$725,380	$16,910

Shares issued in reinvestment of dividends	184	397	1,797	3,391

Shares redeemed	(7,582)	(41,470)	(76,513)	(378,739)

Net increase (decrease)	63,993	(39,248)	$650,664	$(358,438)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$6,385,171	$5,400,604

Total taxable distributions paid	$6,385,171	$5,400,604

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,972,527
Accumulated capital and other losses	(238,374,483	)(a)
Unrealized appreciation/(depreciation)	25,275,526	(b)

Total accumulated earnings/(deficit)	$(207,126,430)

(a)

As of November 30, 2012, the Fund had a net capital loss carryforward of $238,374,483. During the fiscal year, the Fund utilized $26,658,532 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2012, the Fund had a net capital loss carryforward of $238,374,483 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 27,510,496	n/a	2016
210,863,987	n/a	2017

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN VALUE FUND •	29

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2013	Year Ended November 30,
(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.64	$ 8.61	$ 8.54	$ 8.27	$ 7.08	$ 14.00

Income From Investment Operations
Net investment income(a)	.07	.15	.11	.08	.13	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99	1.01	.05	.32	1.30	(5.95)

Net increase (decrease) in net asset value from operations	2.06	1.16	.16	.40	1.43	(5.71)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.13)	(.09)	(.13)	(.24)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.16)	(.13)	(.09)	(.13)	(.24)	(1.21)

Net asset value, end of period	$ 11.54	$ 9.64	$ 8.61	$ 8.54	$ 8.27	$ 7.08

Total Return
Total investment return based on net asset value(b)	21.67	%*	13.60%	1.81	%*	4.92	%*	21.01	%*	(44.60	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,472	$52,390	$58,822	$73,768	$105,214	$112,991
Ratio to average net assets of:
Expenses	1.08	%(c)	1.11%	1.09%	1.11	%(d)	1.12%	1.07%
Net investment income	1.36	%(c)	1.58%	1.23%	.97	%(d)	1.87%	2.17%
Portfolio turnover rate	28%	45%	64%	64%	58%	23%

See footnote summary on page 38.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2013	Year Ended November 30,
(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.63	$ 8.59	$ 8.52	$ 8.26	$ 7.08	$ 13.99

Income From Investment Operations
Net investment income(a)(e)	.07	.14	.10	.07	.13	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.00	1.01	.05	.31	1.29	(5.95)

Net increase (decrease) in net asset value from operations	2.07	1.15	.15	.38	1.42	(5.72)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.11)	(.08)	(.12)	(.24)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.14)	(.11)	(.08)	(.12)	(.24)	(1.19)

Net asset value, end of period	$ 11.56	$ 9.63	$ 8.59	$ 8.52	$ 8.26	$ 7.08

Total Return
Total investment return based on net asset value(b)	21.76	%*	13.53%	1.68	%*	4.68	%*	20.87	%*	(44.63	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,748	$3,955	$6,034	$10,169	$19,749	$33,655
Ratio to average net assets of:
Expenses, net of waivers	1.13	%(c)	1.21%	1.18%	1.20	%(d)	1.21%	1.12%
Expenses, before waivers	1.83	%(c)	1.91%	1.88%	1.90	%(d)	1.91%	1.82%
Net investment income(e)	1.30	%(c)	1.46%	1.10%	.88	%(d)	1.85%	2.13%
Portfolio turnover rate	28%	45%	64%	64%	58%	23%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.57	$ 8.53	$ 8.46	$ 8.20	$ 6.99	$ 13.81

Income From Investment Operations
Net investment income(a)	.03	.08	.05	.02	.08	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99	1.01	.04	.31	1.28	(5.89)

Net increase (decrease) in net asset value from operations	2.02	1.09	.09	.33	1.36	(5.73)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.05)	(.02)	(.07)	(.15)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.08)	(.05)	(.02)	(.07)	(.15)	(1.09)

Net asset value, end of period	$ 11.51	$ 9.57	$ 8.53	$ 8.46	$ 8.20	$ 6.99

Total Return
Total investment return based on net asset value(b)	21.29	%*	12.87%	1.00	%*	4.07	%*	19.99	%*	(45.02	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,955	$15,556	$16,939	$22,069	$28,010	$32,949
Ratio to average net assets of:
Expenses	1.79	%(c)	1.83%	1.82%	1.84	%(d)	1.85%	1.79%
Net investment income	.65	%(c)	.86%	.50%	.25	%(d)	1.15%	1.47%
Portfolio turnover rate	28%	45%	64%	64%	58%	23%

See footnote summary on page 38.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2013	Year Ended November 30,
(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.66	$ 8.63	$ 8.57	$ 8.30	$ 7.13	$ 14.11

Income From Investment Operations
Net investment income(a)	.09	.17	.14	.11	.15	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99	1.02	.04	.32	1.31	(6.00)

Net increase (decrease) in net asset value from operations	2.08	1.19	.18	.43	1.46	(5.73)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.16)	(.12)	(.16)	(.29)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.19)	(.16)	(.12)	(.16)	(.29)	(1.25)

Net asset value, end of period	$ 11.55	$ 9.66	$ 8.63	$ 8.57	$ 8.30	$ 7.13

Total Return
Total investment return based on net asset value(b)	21.90	%*	13.98%	2.02	%*	5.22	%*	21.36	%*	(44.50	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$309,247	$273,267	$291,020	$324,070	$349,323	$285,379
Ratio to average net assets of:
Expenses	.78	%(c)	.81%	.79%	.81	%(d)	.81%	.77%
Net investment income	1.66	%(c)	1.88%	1.55%	1.27	%(d)	2.13%	2.52%
Portfolio turnover rate	28%	45%	64%	64%	58%	23%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2013	Year Ended November 30,
(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.52	$ 8.49	$ 8.44	$ 8.18	$ 7.02	$ 13.91

Income From Investment Operations
Net investment income(a)	.05	.11	.08	.05	.11	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.98	1.02	.04	.32	1.28	(5.90)

Net increase (decrease) in net asset value from operations	2.03	1.13	.12	.37	1.39	(5.70)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.10)	(.07)	(.11)	(.23)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.13)	(.10)	(.07)	(.11)	(.23)	(1.19)

Net asset value, end of period	$ 11.42	$ 9.52	$ 8.49	$ 8.44	$ 8.18	$ 7.02

Total Return
Total investment return based on net asset value(b)	21.50	%*	13.38%	1.33	%*	4.58	%*	20.55	%*	(44.75	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,579	$2,211	$2,908	$3,435	$3,169	$3,470
Ratio to average net assets of:
Expenses	1.42	%(c)	1.42%	1.43%	1.44	%(d)	1.38%	1.33%
Net investment income	1.02	%(c)	1.25%	.91%	.65	%(d)	1.63%	1.93%
Portfolio turnover rate	28%	45%	64%	64%	58%	23%

See footnote summary on page 38.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.50	$ 8.49	$ 8.43	$ 8.17	$ 7.03	$ 13.95

Income From Investment Operations
Net investment income(a)	.07	.14	.11	.08	.13	.26	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.96	1.00	.04	.32	1.28	(5.93)

Net increase (decrease) in net asset value from operations	2.03	1.14	.15	.40	1.41	(5.67)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.13)	(.09)	(.14)	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.17)	(.13)	(.09)	(.14)	(.27)	(1.25)

Net asset value, end of period	$ 11.36	$ 9.50	$ 8.49	$ 8.43	$ 8.17	$ 7.03

Total Return
Total investment return based on net asset value(b)	21.64	%*	13.58%	1.73	%*	4.95	%*	20.96	%*	(44.59	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,092	$6,235	$4,704	$5,073	$5,926	$5,039
Ratio to average net assets of:
Expenses, net of waivers	1.11	%(c)	1.14%	1.12%	1.13	%(d)	1.08%	.88%
Expenses, before waivers	1.11	%(c)	1.14%	1.12%	1.13	%(d)	1.08%	1.07%
Net investment income	1.34	%(c)	1.57%	1.21%	.96	%(d)	1.85%	2.37	%(e)
Portfolio turnover rate	28%	45%	64%	64%	58%	23%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.59	$ 8.57	$ 8.50	$ 8.24	$ 7.09	$ 14.01

Income From Investment Operations
Net investment income(a)	.10	.18	.15	.11	.16	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.97	1.01	.04	.32	1.29	(5.95)

Net increase (decrease) in net asset value from operations	2.07	1.19	.19	.43	1.45	(5.67)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.17)	(.12)	(.17)	(.30)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.20)	(.17)	(.12)	(.17)	(.30)	(1.25)

Net asset value, end of period	$ 11.46	$ 9.59	$ 8.57	$ 8.50	$ 8.24	$ 7.09

Total Return
Total investment return based on net asset value(b)	21.98	%*	14.09%	2.14	%*	5.23	%*	21.48	%*	(44.39	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,806	$1,735	$1,887	$2,255	$22,902	$60,713
Ratio to average net assets of:
Expenses	.68	%(c)	.71%	.69%	.70	%(d)	.69%	.65%
Net investment income	1.79	%(c)	1.98%	1.64%	1.37	%(d)	2.38%	2.59%
Portfolio turnover rate	28%	45%	64%	64%	58%	23%

See footnote summary on page 38.

ALLIANCEBERNSTEIN VALUE FUND •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2013 and years ended November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.12%, 0.01%, 0.04%, 0.04% and 0.06%, respectively.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

Gregory L. Powell(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	39

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Value Fund (the “Fund”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

40	• ALLIANCEBERNSTEIN VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN VALUE FUND •	41

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2013 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the period since inception (March 2001 inception). The trustees noted that the Fund was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. The Fund lagged the Index in all periods. The trustees also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Large Cap Value Funds Average and the Index. Based on their review, the trustees concluded that the Fund’s performance in the 1-year period was acceptable. The trustees determined to continue to monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that although the institutional fee schedule started at a rate different from the Fund’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Fund.

42	• ALLIANCEBERNSTEIN VALUE FUND

The application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took

ALLIANCEBERNSTEIN VALUE FUND •	43

into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

44	• ALLIANCEBERNSTEIN VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Trustees on April 30-May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	45

Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, &EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 3/31/13 ($MIL)	Fund
Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$390.3	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $57,630(0.015% of the Fund’s average daily net assets) for such services.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

46	• ALLIANCEBERNSTEIN VALUE FUND

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
Value Fund	Advisor	0.81%	November 30
	Class A	1.11%
	Class B	1.91%
	Class C	1.83%
	Class R	1.42%
	Class K	1.14%
	Class I	0.71%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN VALUE FUND •	47

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on the Fund’s March 31, 2013 net assets:7

Fund	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$390.3	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.324%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

48	• ALLIANCEBERNSTEIN VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2013 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1[9],[10]	0.49% on 1st $100million 0.30% on next $100 million 0.25% on the balance	0.324%	0.550%

	Client #2[9]	0.30% of average daily net assets	0.300%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11Lipper’s analysis included the comparison of the Fund’s contractual

9	The Fund is an affiliate of the Adviser.

10	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN VALUE FUND •	49

management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.12,13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank
Value Fund	0.550	0.720	3/13

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.15 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Fund	1.109	1.124	5/13	1.174	24/68

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

50	• ALLIANCEBERNSTEIN VALUE FUND

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANYINTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN VALUE FUND •	51

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,658, $410,536 and $4,458 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $293,372 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the

52	• ALLIANCEBERNSTEIN VALUE FUND

decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $433 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN VALUE FUND •	53

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Value Fund
1 year	13.54	13.54	13.46	7/13	39/78
3 year	9.77	10.38	10.99	9/12	57/69
5 year	0.24	2.66	3.09	11/11	61/62
10 year	5.56	7.81	7.89	7/7	46/47

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Value Fund	13.54	9.77	0.24	5.56	3.37	16.43	0.31	10
Russell 1000 Value Index	17.63	13.66	3.88	8.77	5.46	15.68	0.50	10
Inception Date: March 29, 2001

20	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN VALUE FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

ALLIANCEBERNSTEIN VALUE FUND •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

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Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

56	• ALLIANCEBERNSTEIN VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0152-0513

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 22, 2013